As filed with the Securities and Exchange Commission

on April 13, 2018

Securities Act File No. 33-58125

Investment Company Act File No. 811-07261

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 48	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT of 1940	☒

Amendment No. 49	☒

(Check appropriate box or boxes)

Credit Suisse Trust

(Exact name of registrant as specified in charter)

One Madison Avenue, New York, New York	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 325-2000

Karen Regan

Credit Suisse Trust

One Madison Avenue

New York, New York 10010

(Name and Address of Agent for Service)

Copy to:
Rose F. DiMartino, Esq.
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019-6099

Approximate date of proposed public offering:

It is proposed that this filing will become effective (check appropriate box)

☐	Immediately upon filing pursuant to paragraph (b)

☒	on May 1, 2018 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2), or

☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐            This post-effective amendment designates a new effective date for a previously filed post-effective amendment

CREDIT SUISSE FUNDS

Prospectus

May 1, 2018

CREDIT SUISSE TRUST

■  COMMODITY RETURN STRATEGY PORTFOLIO

  TICKER SYMBOL: CCRSX

Credit Suisse Trust shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

The Securities and Exchange Commission (the "SEC") and the Commodity Futures Trading Commission have not approved or disapproved of these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Trust is advised by Credit Suisse Asset Management, LLC.

CONTENTS

PORTFOLIO SUMMARY	4
THE PORTFOLIO IN DETAIL	11
Goal and Strategies	11
Risk Factors	13
FINANCIAL HIGHLIGHTS	17
MEET THE MANAGERS	18
MORE ABOUT THE PORTFOLIO	19
The Management Firm	19
Share Valuation	19
Distributions	20
Taxes	20
Statements and Reports	21
BUYING AND SELLING SHARES	22
OTHER INFORMATION	24
About the Distributor	24
FOR MORE INFORMATION	back cover

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PORTFOLIO SUMMARY

INVESTMENT OBJECTIVE

The portfolio seeks total return.

FEES AND PORTFOLIO EXPENSES

The accompanying table describes the fees and expenses you may pay if you buy and hold shares of the portfolio. The fee table and the expense example do not reflect expenses incurred from investing through a variable contract or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the overall fees and expenses would be higher than those shown. Detailed information about the cost of investing in the portfolio through a variable contract or qualified plan is presented in the contract prospectus through which the portfolio's shares are offered to you or in the plan documents or other informational materials supplied by plan sponsors.

Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	N/A
Maximum deferred sales charge (load)	N/A
Maximum sales charge (load) on reinvested distributions	N/A
Redemption fees	N/A
Exchange fees	N/A
Annual portfolio operating expenses (expenses that you pay as a percentage of the value of your investment)
Management fee	0.59%
Distribution and service (12b-1) fee	0.25%
Other expenses[1]	0.24%
Total annual portfolio operating expenses	1.08%
Less: amount of fee limitations/expense reimbursements[2]	0.03%
Total annual portfolio operating expenses after fee limitations/expense reimbursements	1.05%

  1  The portfolio invests in Credit Suisse Cayman Commodity Fund II, Ltd., a wholly-owned subsidiary of the portfolio organized under the laws of the Cayman Islands (the "Subsidiary"). "Other Expenses" include expenses of both the portfolio and the Subsidiary.

  2  Credit Suisse Trust (the "Trust") and Credit Suisse Asset Management, LLC ("Credit Suisse") have entered into a written contract limiting operating expenses to 1.05% of the portfolio's average daily net assets at least through May 1, 2019. This limit excludes certain expenses, including interest charges on fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends, and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board of Trustees). The Trust is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or expenses were paid by Credit Suisse and the reimbursements do not cause the portfolio to exceed the expense limitation in the contract at the time the fees were limited or expenses were paid. This contract may not be terminated before May 1, 2019.

EXAMPLE

This example may help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example does not include expenses incurred from investing through a variable annuity or life insurance contract or qualified plan. If the example included these expenses, the figures shown would be higher.

Assume you invest $10,000, the portfolio returns 5% annually, expense ratios remain the same and you close your account at the end of each of the time periods shown. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
$107	$340	$593	$1,314

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PORTFOLIO TURNOVER

The computation of the portfolio's portfolio turnover rate for regulatory purposes excludes trades of derivatives and instruments with a maturity of one year or less. However, the portfolio expects to engage in frequent trading of derivatives, which could have tax consequences that impact shareholders, such as the realization of taxable short-term capital gains. In addition, the portfolio could incur transaction costs, such as commissions, when it buys and sells securities and other instruments. Transaction costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the fiscal year ended December 31, 2017, the portfolio's portfolio turnover rate was 94% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The portfolio is designed to achieve positive total return relative to the performance of the Bloomberg Commodity Index Total Return (the "BCOM Index"). The portfolio intends to invest its assets in a combination of commodity-linked derivative instruments and fixed income securities. The portfolio gains exposure to commodities markets by investing through the Subsidiary and in structured notes linked to the BCOM Index, other commodity indices, or the value of a particular commodity or commodity futures contract or subset of commodities or commodity futures contracts. The value of these investments will rise or fall in response to changes in the underlying index or commodity.

The portfolio may invest up to 25% of its total assets in the Credit Suisse Cayman Commodity Fund II, Ltd., a wholly-owned subsidiary of the portfolio organized under the laws of the Cayman Islands (the "Subsidiary"). The portfolio will invest in the Subsidiary primarily to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Generally, the Subsidiary will invest in commodity-linked derivative instruments, but it will also invest in fixed income instruments, including U.S. government securities, U.S. government agency securities, corporate bonds, debentures and notes, mortgage-backed and other asset-backed securities, event-linked bonds, loan participations, bank certificates of deposit, fixed time deposits, bankers' acceptances, commercial paper and other short-term fixed income securities. The primary purpose of the fixed income instruments held by the Subsidiary will be to serve as collateral for the Subsidiary's derivative positions; however, these instruments are also expected to earn income for the Subsidiary.

The portfolio invests in a portfolio of fixed income securities normally having an average duration of one year or less, and emphasizes investment-grade fixed income securities.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

A WORD ABOUT RISK

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the portfolio are discussed below. Before you invest, please make sure you understand the risks that apply to the portfolio. As with any mutual fund, you could lose money over any period of time.

The portfolio is not a complete investment program and should only form a small part of a diversified portfolio. At any time, the risk of loss associated with a particular instrument in the portfolio's portfolio may be significantly higher than 50% of the value of the investment. Investors in the portfolio should be willing to assume the greater risks of potentially significant short-term share price fluctuations.

Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

COMMODITY EXPOSURE RISKS

The portfolio's and the Subsidiary's investments in commodity-linked derivative instruments may subject the portfolio to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as

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drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the portfolio's net asset value), and there can be no assurance that the portfolio's use of leverage will be successful.

CORRELATION RISK

Changes in the value of a hedging instrument may not match those of the investment being hedged. In addition, certain of the portfolio's commodity-linked derivative investments may result in the portfolio's performance diverging from the BCOM Index, perhaps materially. For example, a structured note can be structured to limit the loss or the gain on the investment, which would result in the portfolio not participating in declines or increases in the BCOM Index that exceed the limits.

CREDIT RISK

The issuer of a debt instrument or the counterparty to a contract, including derivatives contracts, may default or otherwise become unable to honor a financial obligation. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness also may affect the value of the portfolio's investment in that issuer.

DERIVATIVES RISK

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The portfolio also may use derivatives for leverage. The portfolio's use of derivative instruments, particularly commodity-linked derivatives, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as commodity exposure risks, correlation risk, liquidity risk, interest rate risk, market risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial. In December 2015, the SEC proposed a new rule to regulate the use of derivatives by registered investment companies, such as the portfolio. If the new rule goes into effect, it could limit the ability of the portfolio to invest or remain invested in derivatives.

EXPOSURE RISK

The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the portfolio could gain or lose on an investment.

■  Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

■  Speculative To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from commodity-linked notes or swap agreements, from writing uncovered call options and from speculative short sales are unlimited.

FIXED INCOME RISK

The market value of fixed income investments will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed income investments are also subject to credit risk.

FOCUS RISK

The portfolio will be exposed to the performance of commodities in the BCOM Index, which may from time to time have a small number of commodity sectors (e.g., energy, metals or agricultural) representing a large portion of the index. As a result, the portfolio may be subject to greater volatility than if the index were more broadly diversified among commodity sectors. If the portfolio is exposed to a significant extent to a particular commodity or subset of

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commodities, the portfolio will be more exposed to the specific risks relating to such commodity or commodities and will be subject to greater volatility than if it were more broadly diversified among commodity sectors.

FUTURES CONTRACTS RISK

The risks associated with the portfolio's use of futures contracts and swaps and structured notes that reference the price of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the portfolio has insufficient cash to meet margin requirements, the portfolio may need to sell other investments, including at disadvantageous times.

INTEREST RATE RISK

Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed income instruments, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values. The portfolio may be subject to a greater risk of rising interest rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Generally, the longer the maturity or duration of a debt instrument, the greater the impact of a change in interest on the instrument's value. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

LEVERAGING RISK

The portfolio may invest in certain derivatives that provide leveraged exposure. The portfolio's investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may cause the portfolio to lose more than the amount it invested in those instruments. The net asset value of the portfolio when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the portfolio to pay interest.

LIQUIDITY RISK

Certain portfolio holdings, such as commodity-linked notes and swaps, may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other holdings instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

MARKET RISK

The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause an instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks, bonds and commodities, and the mutual funds that invest in them.

Bonds and other fixed income securities generally involve less market risk than stocks and commodities. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

NON-DIVERSIFIED STATUS

The portfolio is considered a non-diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the portfolio may be subject to greater volatility with respect to its portfolio securities than a fund that is diversified.

PORTFOLIO TURNOVER RISK

The portfolio expects to engage in frequent trading of derivatives. Active and frequent trading may lead to the realization and distribution to shareholders of higher short-term capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the portfolio's performance.

STRUCTURED NOTE RISK

The value of a structured note will be influenced by time to maturity, level of supply and demand for the type of note, interest rate and market volatility, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the reference asset. In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note.

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SUBSIDIARY RISK

By investing in the Subsidiary, the portfolio is indirectly exposed to the risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the portfolio and are subject to the same risks that apply to similar investments if held directly by the portfolio. These risks are described elsewhere in this Prospectus.

The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. However, the portfolio wholly owns and controls the Subsidiary, and the portfolio and the Subsidiary are both managed by Credit Suisse, making it unlikely that the Subsidiary will take action contrary to the interests of the portfolio and its shareholders. The portfolio's Board of Trustees has oversight responsibility for the investment activities of the portfolio, including its investment in the Subsidiary, and the portfolio's role as sole shareholder of the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the portfolio.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the portfolio and/or the Subsidiary to continue to operate as it does currently and could adversely affect the portfolio.

SWAP AGREEMENTS RISK

Swap agreements involve the risk that the party with whom the portfolio has entered into the swap will default on its obligation to pay the portfolio and the risk that the portfolio will not be able to meet its obligations to pay the other party to the agreement.

TAX RISK

In order to qualify as a Regulated Investment Company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), the portfolio must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. The Internal Revenue Service ("IRS") has issued a ruling that income realized directly from certain types of commodity-linked derivatives would not be qualifying income. As a result, the portfolio's ability to realize income from direct investments in such commodity-linked derivatives as part of its investment strategy would be limited to a maximum of 10% of its gross income. To comply with the ruling, the portfolio seeks to gain exposure to the commodity markets primarily through investments in the Subsidiary, which invests in commodity-linked swaps, commodity futures and other derivatives, and directly through investments in commodity index-linked notes. If the portfolio fails to qualify as a RIC, the portfolio will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income also would be taxable to shareholders as an ordinary dividend to the extent attributable to the portfolio's earnings and profits. If the portfolio were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the portfolio would be subject to diminished returns. The portfolio anticipates treating income and gain from the Subsidiary and from commodity-linked notes as qualifying income.

U.S. GOVERNMENT SECURITIES RISK

Obligations of U.S. government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

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PERFORMANCE

The accompanying bar chart and table provide an indication of the risks of investing in the portfolio. The bar chart shows you how portfolio performance has varied from year to year for up to 10 years (if applicable). The table compares the portfolio's performance over time to that of a broad-based securities market index. The table also compares the portfolio's performance to the BCOM Index, which is currently composed of futures contracts on 22 physical commodities. The bar chart and table do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. Inclusion of these charges would reduce the total return for the periods shown. As with all mutual funds, past performance is not a prediction of future performance.

The portfolio makes updated performance available at the portfolio's website (www.credit-suisse.com/us/funds) or by calling Credit Suisse Funds at 877-870-2874.

AVERAGE ANNUAL TOTAL RETURNS

PERIOD ENDED 12/31/17:	ONE YEAR 2017	FIVE YEARS 2013-2017	TEN YEARS 2008-2017
COMMODITY RETURN STRATEGY PORTFOLIO	1.52%	-8.70%	-6.68%
BLOOMBERG COMMODITY INDEX TOTAL RETURN (REFLECTS NO DEDUCTIONS FOR FEES OR EXPENSES)	1.70%	-8.45%	-6.83%
STANDARD & POOR'S 500 INDEX (REFLECTS NO DEDUCTIONS FOR FEES OR EXPENSES)	21.83%	15.79%	8.50%

MANAGEMENT

Investment manager: Credit Suisse Asset Management, LLC ("Credit Suisse")

Portfolio managers: The Credit Suisse Commodities Management Team is responsible for the day-to-day management of the portfolio. Nelson Louie and Christopher Burton, each a Managing Director of Credit Suisse, are the co-lead portfolio managers of the team and have been team members since August 2010 and the portfolio's inception in February 2006, respectively.

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the portfolio may be purchased or redeemed only through variable annuity contracts and variable life insurance policies offered by the separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio's net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your life insurance company, pension plan or retirement plan may impose investment minimums.

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TAX INFORMATION

Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by a separate account, ordinarily do not cause the corresponding contract holder to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus for information regarding the federal income tax treatment of the distributions to separate accounts and the holders of the contracts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL REPRESENTATIVES

The portfolio and its related companies may pay broker-dealers or other financial intermediaries (such as a bank or insurance company) for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing your broker-dealer or other representative or its employees or associated persons to recommend the portfolio over another investment. Ask your financial representative or visit your financial representative's website for more information.

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THE PORTFOLIO IN DETAIL

■   GOAL AND STRATEGIES

PRINCIPAL STRATEGIES

The portfolio seeks total return. To pursue this goal, it invests in a combination of commodity-linked derivative instruments and fixed income securities.

The portfolio invests in commodity-linked derivative instruments, such as commodity-linked notes, that provide exposure to the investment returns of the commodities markets without investing directly in physical commodities. The portfolio intends to gain exposure to commodities markets by investing in the Subsidiary, which in turn invests in commodity-linked swap agreements and other commodity-linked derivative instruments, and by investing directly in commodity-linked structured notes. These investments will be linked to the BCOM Index, other commodity indices or the value of a particular commodity or commodity futures contract or subset of commodities or commodity futures contracts. The principal value of commodity-linked investments held by the portfolio is expected to equal between 0% and 50% of the portfolio's net assets at the time of investment. The percentage may be higher or lower as the value of the BCOM Index changes. The remainder of the portfolio's assets (other than amounts invested in commodity-linked investments) is expected to consist predominantly of fixed income instruments.

The portfolio may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is advised by Credit Suisse. The Subsidiary (unlike the portfolio) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on them. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the portfolio.

The BCOM Index is a broadly diversified futures index currently composed of futures contracts on 22 physical commodities. The index is weighted among commodity sectors using dollar-adjusted liquidity and production data. Currently, five energy commodities, two precious metals commodities, four industrial metals commodities, two livestock commodities and nine agricultural commodities are represented in the index. The BCOM Index is rebalanced as of the beginning of each calendar year so that as of that time no single commodity constitutes less than 2%, as liquidity allows, or more than 15% of the index, and each related group of commodities (e.g., energy, precious metals, industrial metals, livestock or agriculture) represented in the index is limited to 33%. However, following this rebalancing and for the remainder of the calendar year these percentages may change so that a single commodity may constitute a lesser or greater percentage of the index at the beginning of the year and different sectors may represent different proportions of the index. (A more detailed description of the BCOM Index is found in the Statement of Additional Information ("SAI").) The portfolio does not intend to invest in commodities directly or in instruments linked to individual commodity sectors.

The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities in periods of rising inflation. Of course, there can be no guarantee that the portfolio's commodity-linked investments would not be correlated with traditional financial assets under any particular market conditions. In addition, while the primary driver of the portfolio's returns is expected to be the change in value of the BCOM Index, the portfolio is not an index fund and may be exposed to particular commodities or subset of commodities to a greater or lesser extent than reflected in the BCOM Index. However, the portfolio is designed to generally achieve positive performance relative to that of the BCOM Index, although there can be no guarantee that this positive performance will be achieved.

The portfolio will not invest 25% or more of its total assets in instruments issued by companies in any one industry. However, 25% or more of its total assets may be indirectly exposed to industries in one or more of the three commodity sectors (currently the energy, metal and agricultural sectors) of the BCOM Index. In addition, the portfolio can invest more than 25% of its total assets in instruments (such as structured notes) issued by companies in the financial services sector (which includes the banking, brokerage and insurance industries). In that case the portfolio's share values will fluctuate in response to events affecting issuers in those sectors.

Under normal market conditions:

■  at least 90% of the portfolio's fixed income securities (excluding structured notes) will be investment grade

■  the portfolio will maintain an average duration of the fixed income portion of the portfolio (excluding structured notes) of one year or less

In determining the credit quality of a security, Credit Suisse will use the highest rating assigned to it. While structured notes are not typically rated, the portfolio does not intend to enter into structured notes with issuers that do not have debt ratings of investment grade.

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Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

PRINCIPAL PORTFOLIO INVESTMENTS

The portfolio intends to gain exposure to commodity markets primarily by investing up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. Although the portfolio may enter into these commodity-linked derivative instruments directly, the portfolio likely will gain exposure to these derivative instruments indirectly by investing in the Subsidiary. The Subsidiary also will invest in fixed income instruments, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives position.

The derivative instruments in which the portfolio and the Subsidiary primarily intend to invest are instruments linked to certain commodity indices. Additionally, the portfolio or the Subsidiary may invest in derivative instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts, including swaps on commodity futures. The portfolio's or the Subsidiary's investments in commodity-linked derivative instruments may specify exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the portfolio's portfolio may deviate from the returns of any particular commodity index. The portfolio or the Subsidiary may also over-weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that the portfolio has greater or lesser exposure to that index than the value of the portfolio's net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Such deviations will frequently be the result of temporary market fluctuations, and under normal circumstances the portfolio will seek to maintain net notional exposure to one or more commodity indices within 5% (plus or minus) of the value of the portfolio's net assets. The portion of the portfolio's or Subsidiary's assets exposed to any particular commodity or commodity sector will vary based on market conditions, but from time to time the portion could be substantial. To the extent that the portfolio invests in the Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this Prospectus.

The Subsidiary is managed by Credit Suisse. With respect to its investments, the Subsidiary generally will be subject to the same fundamental, non-fundamental and certain other investment restrictions as the portfolio; however, the Subsidiary (unlike the portfolio) may invest without limitation in commodity-linked instruments that may otherwise be limited if purchased by the portfolio due to federal tax requirements, as discussed above. The portfolio and the Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to the Subsidiary's investments in certain instruments that may involve leverage, the Subsidiary will comply with 1940 Act asset segregation or "earmarking" requirements to the same extent as the portfolio.

The structured notes in which the portfolio may invest may be issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations. These notes are debt securities of the issuer and so, in addition to fluctuating in response to changes in the underlying commodity index, will be subject to credit and interest rate risks that typically affect debt securities.

The fixed income securities the portfolio may invest in include:

■  corporate bonds, debentures and notes

■  government and agency securities

■  mortgage-backed and other asset-backed securities

■  structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations

■  bank certificates of deposit, fixed time deposits and bankers' acceptances

■  commercial paper

OTHER PORTFOLIO INVESTMENTS

In addition to investing in the Subsidiary and commodity-linked instruments, the portfolio may engage in other investment practices that include the use of options, futures and other derivative securities. The portfolio will attempt to take advantage of pricing inefficiencies in these securities. For example, the portfolio may write (i.e., sell) put and call options. The portfolio would receive premium income when it writes an option, which will increase the portfolio's return in the event the option expires unexercised or is closed out at a profit. Upon the exercise of a put or call option written by the portfolio, the portfolio may suffer an economic loss equal to the difference between the price at which

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the portfolio is required to purchase, in the case of a put, or sell, in the case of a call, the underlying security or instrument and the option exercise price, less the premium received for writing the option. The portfolio may engage in derivative transactions involving a variety of underlying instruments, including, in addition to structured notes, swaps, equity and debt securities, securities indexes and futures.

The portfolio also may invest in common and preferred stock as well as convertible securities of issuers in commodity-related industries. To a limited extent, the portfolio may also engage in other investment practices.

For defensive purposes due to abnormal market conditions or economic situations as determined by Credit Suisse, the portfolio may invest up to 100% of its assets in cash or certain short-term securities. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the portfolio's principal investment strategies and might prevent the fund from achieving its goal.

The portfolio's investment objective may be changed by the Board of Trustees without shareholder approval.

■   RISK FACTORS

The portfolio may use certain investment practices that have higher risks associated with them. However, the portfolio has limitations and policies designed to reduce many of the risks. The principal risks of the portfolio are identified in the Summary section and are described in this section.

PRINCIPAL RISK FACTORS

Commodity Exposure Risks The portfolio's investment in commodity-linked derivative instruments may subject the portfolio to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the portfolio's net asset value), and there can be no assurance that the portfolio's use of leverage will be successful.

Correlation Risk Changes in the value of a hedging instrument may not match those of the investment being hedged. In addition, certain of the portfolio's commodity-linked derivative instruments may result in the portfolio's performance diverging from the BCOM Index, perhaps materially. For example, a note can be structured to limit the loss or the gain on the investment, which would result in the portfolio not participating in declines or increases in the BCOM Index that exceed the limits.

Credit Risk The issuer of a security, the borrower of a loan or the counterparty to a contract, including derivatives contracts, may default or otherwise become unable to honor a financial obligation. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness also may affect the value of the portfolio's investment in that issuer. Non-investment grade securities carry a higher risk of default and should be considered speculative.

Derivatives Risk Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The portfolio may also use derivatives for leverage. The portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as correlation risk, liquidity risk, interest rate risk, market risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial. The portfolio's investments in derivatives are also subject to the risk that "speculative positions limits" imposed by the Commodity Futures Trading Commission (the "CFTC") and certain futures exchanges on net long and net short positions may require the portfolio to limit or unravel positions in certain types of investments. In addition, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of over-the-counter ("OTC") swaps with the portfolio. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through 2020. Further, regulations adopted by prudential regulators that will begin to take effect in 2019 will require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the portfolio, to terminate such contracts,

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foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings.

Fixed Income Risk The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Fixed income investments are also subject to credit risk.

Focus Risk If the portfolio is exposed to a significant extent to a particular commodity or subset of commodities, the portfolio will be more exposed to the specific risks relating to such commodity or commodities and will be subject to greater volatility than if it were more broadly diversified among commodity sectors. The portfolio will be exposed to the performance of commodities in the BCOM Index, which may from time to time have a small number of commodity sectors (e.g., energy, metals or agricultural) representing a large portion of the index. As a result, the portfolio may be subject to greater volatility than if the index were more broadly diversified among commodity sectors.

Futures Contracts Risk The price volatility of futures contracts historically has been greater than that for traditional securities such as stocks and bonds. The value of certain futures contracts may fluctuate in response to changes in interest rates, currency exchange rates, commodity prices or other changes. Therefore, the assets of the portfolio, and the prices of portfolio shares, may be subject to greater volatility, as a result of the portfolio's use of futures contracts. The risks associated with the portfolio's use of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) the underlying reference asset may not perform the way Credit Suisse expected it to; (iii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; (iv) if the portfolio has insufficient cash to meet margin requirements, the portfolio may need to sell other investments, including at disadvantageous times; and (v) although the portfolio may generally purchase only exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract and, as a result, the portfolio may be unable to close out its futures contracts at a time which is advantageous.

Hedged Exposure Risk The portfolio's hedging activities could multiply losses generated by a derivative used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Interest Rate Risk Changes in interest rates may cause a decline in the market value of an investment. With loans, bonds and other debt instruments, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values. The portfolio may be subject to a greater risk of rising interest rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Generally, the longer the maturity or duration of a debt instrument, the greater the impact of a change in interest rates on the instrument's value. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

Leveraging Risk Although the portfolio itself will not be leveraged, certain transactions may give rise to a form of leverage. Such transactions may include, among others, structured notes, reverse repurchase agreements, indexed and inverse floating rate securities, swap agreements, futures contracts, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, Credit Suisse will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The Subsidiary will comply with these asset segregation or "earmarking" requirements to the same extent as the portfolio. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the portfolio to be more volatile than if the portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the portfolio's portfolio securities.

Liquidity Risk Certain portfolio holdings may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forgo an investment opportunity. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in size of the fixed income markets. Any of these could have a negative effect on portfolio management or performance.

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Market Risk The market value of an instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause an instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks, bonds and commodities, and the mutual funds that invest in them.

Bonds and other fixed income securities generally involve less market risk than stocks and commodities. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

Non-Diversified Status The portfolio is considered a non-diversified investment company under the 1940 Act and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the portfolio may be subject to greater volatility with respect to its portfolio securities than a fund that is diversified.

Portfolio Turnover Risk Active and frequent trading may lead to the realization and distribution to shareholders of higher short-term capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the portfolio's performance.

Speculative Exposure Risk Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from swaps, writing uncovered call options and speculative short sales are unlimited.

Structured Note Risk The portfolio may seek investment exposure to commodity sectors through structured notes that may be exchange-traded or trade in the OTC market. These notes are typically issued by banks or brokerage firms, and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices. The value of a structured note will be influenced by time to maturity, level of supply and demand for the type of note, interest rate and market volatility, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the reference asset. In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note. The portfolio may also be exposed to increased transaction costs when it seeks to sell such notes in the secondary market. Certain structured notes issued by European issuers may subject a purchaser to the imposition of "resolution measures" required under the European Union Bank Recovery and Resolution Directive. Such measures include the power to (i) write down, including to zero, any payment on the notes; (ii) convert the notes into ordinary shares or certain other equity instruments; and/or (iii) apply any other resolution measure, including, but not limited to, any transfer of the notes to another entity, the amendment of the terms and conditions of the notes or the cancellation of the notes. If a resolution measure becomes applicable to the structured notes held by the portfolio, the portfolio could lose some or all of its investment.

Subsidiary Risk As discussed in the portfolio's Summary, the portfolio makes investments through a wholly-owned subsidiary of the portfolio, which subsidiary is organized under the laws of the Cayman Islands (the "Subsidiary"). By investing in the Subsidiary, the portfolio is indirectly exposed to the risks associated with the Subsidiary's investments. The derivatives and other investments held by a Subsidiary are generally similar to those that are permitted to be held by the portfolio and are subject to the same risks that apply to similar investments if held directly by the portfolio. These risks are described elsewhere in this Prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the portfolio and/or the Subsidiary to operate as described in this Prospectus and the SAI and could adversely affect the portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, portfolio shareholders would likely suffer decreased investment returns.

The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. However, the portfolio wholly owns and controls its Subsidiary, and the portfolio and the Subsidiary are both managed by Credit Suisse, making it unlikely that the Subsidiary will take action contrary to the interests of the portfolio and its shareholders. The portfolio's Board of Trustees has oversight responsibility for the investment activities of the portfolio, including its investment in the Subsidiary, and the portfolio's role as sole shareholder of the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the portfolio.

Swap Agreements Risk Swap agreements involve the risk that the party with whom the portfolio has entered into the swap will default on its obligation to pay the portfolio and the risk that the portfolio will not be able to meet its obligations to pay the other party to the agreement.

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Tax Risk In order to qualify as a RIC under the Code, the portfolio must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. The IRS has issued a ruling that income realized directly from certain types of commodity-linked derivatives would not be qualifying income. As a result, the portfolio's ability to realize income from investments in such commodity-linked derivatives as part of its investment strategy would be limited to a maximum of 10% of its gross income. To comply with the ruling, the portfolio seeks to gain exposure to the commodity markets primarily through investments in a Subsidiary, which invests in commodity-linked swaps, commodity futures and other derivatives, and directly through investments in commodity index-linked notes. If the portfolio fails to qualify as a RIC, the portfolio will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income also would be taxable to shareholders as an ordinary dividend to the extent attributable to the portfolio's earnings and profits. If the portfolio were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the portfolio would be subject to diminished returns. The portfolio anticipates treating income and gain from a Subsidiary and from commodity-linked notes as qualifying income.

U.S. Government Securities Risk Obligations of U.S. government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain U.S. government agency securities are backed only by the credit of the government agency and not by the full faith and credit of the United States.

OTHER RISK FACTORS

Counterparty Risk The portfolio will be exposed to the credit of the counterparties to OTC derivative contracts and repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the portfolio to the risk that the counterparties may default on their obligations to perform under the agreements. In the event of a bankruptcy or insolvency of a counterparty, the portfolio could experience delays in liquidating the positions and significant losses, including declines in the value of its investment during the period in which the portfolio seeks to enforce its rights, inability to realize any gains on its investment during such period, loss of collateral and fees and expenses incurred in enforcing its rights.

Extension Risk An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Prepayment Risk Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the portfolio would generally have to reinvest the proceeds at lower rates.

Regulatory Risk Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or the portfolio's performance. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), among other things, grants the CFTC and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act including comprehensive regulation of the OTC derivatives market. The implementation of the Dodd-Frank Act could adversely affect the portfolio by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny may increase the portfolio's and Credit Suisse's exposure to potential liabilities.

Risks of Investing in Other Funds Other mutual funds and exchange-traded funds ("ETFs") are subject to investment advisory and other expenses. If the portfolio invests in other mutual funds or ETFs, the cost of investing in the portfolio may be higher than other funds that invest only directly in individual securities. Shareholders will indirectly bear fees and expenses charged by the other mutual funds and ETFs in addition to the portfolio's direct fees and expenses. Other mutual funds and ETFs are subject to specific risks, depending on the nature of the mutual fund or ETF.

Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the portfolio could lose money investing in an ETF.

Credit Suisse serves as the adviser to other mutual funds in which the portfolio may invest. It is possible that a conflict of interest among the portfolio and the other Credit Suisse Funds could affect how Credit Suisse fulfills its fiduciary duties to the portfolio and the other Credit Suisse Funds.

Valuation Risk The lack of an active trading market may make it difficult to obtain an accurate price for an instrument held by the portfolio. Many derivative instruments are not actively traded.

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FINANCIAL HIGHLIGHTS

The financial highlights table shows the portfolio's audited financial performance for five years. Certain information in the table reflects results for a single portfolio share. Total return in the table represents how much you would have earned or lost on an investment in the portfolio, assuming you had reinvested all dividend and capital gain distributions. The total returns do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; if such charges and expenses were reflected, total returns would be lower.

The figures below for the fiscal years ended December 31, 2015, 2016 and 2017 have been audited by the portfolio's independent registered public accounting firm, KPMG LLP, whose report on the portfolio's financial statements is included in the portfolio's Annual Report. The figures below for the fiscal years ended December 31, 2014 and 2013 have been audited by the portfolio's former independent registered public accounting firm. The Annual Report includes the independent registered public accounting firm's report, along with the portfolio's financial statements. It is available free upon request through the methods described on the back cover of this Prospectus.

YEAR ENDED	12/17	12/16	12/15	12/14	12/13
Per share data
Net asset value, beginning of year	$4.38	$3.91	$5.22	$6.29	$7.01
Investment Operations
Net investment income (loss)[1]	0.00[2]	(0.01)	(0.03)	(0.05)	(0.05)
Net gain (loss) from investments, futures contracts and swap contracts (both realized and unrealized)	0.04	0.48	(1.28)	(1.02)	(0.67)
Total from investment operations	0.04	0.47	(1.31)	(1.07)	(0.72)
Less Dividends
Dividends from net investment income	(0.39)	—	—	—	—
Total dividends	(0.39)	—	—	—	—
Net asset value, end of year	$4.03	$4.38	$3.91	$5.22	$6.29
Total return[3]	1.52%	12.02%	(25.10)%	(17.01)%	(10.27)%
Ratios and supplemental data
Net assets, end of year (000s omitted)	$408,881	$347,118	$274,835	$273,055	$257,040
Ratio of net expenses to average net assets	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of net investment income (loss) to average net assets	0.07%	(0.35)%	(0.73)%	(0.83)%	(0.83)%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.06%	0.02%	0.04%	0.05%	0.28%
Portfolio turnover rate	94%	113%	113%	96%	41%[4]

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  Total returns are historical and include change in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan.

4  Portfolio turnover calculation does not include $170,753,807 of in-kind subscriptions.

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MEET THE MANAGERS

The Credit Suisse Commodities Portfolio Management Team (the "Commodities Team") is responsible for the day-to-day management of the portfolio. Nelson Louie and Christopher Burton are the portfolio managers of the team sharing in the day-to-day responsibilities of portfolio management including commodities exposure, portfolio construction and risk management of the portfolio.

Nelson Louie, Managing Director, is Global Head of the Commodities Team. Mr. Louie re-joined Credit Suisse in August 2010. From May 2009 to August 2010 he was an Executive Director in the Commodity Index Products area at UBS Securities, LLC. From June 2007 to May 2009 he was a Managing Director at AIG Financial Products responsible for North American Marketing of commodities-based solutions. From April 1993 to June 2007 he held positions within Credit Suisse. His responsibilities included portfolio management and overseeing a team that was responsible for enhanced commodity and equity index strategies, option based hedging solutions and option arbitrage products. He has been a member of the Commodities Team since August 2010. He was a portfolio manager of the portfolio from its inception through May 2007. Mr. Louie holds a Bachelor of Arts degree in Economics from Union College.

Christopher Burton, Managing Director, is a portfolio manager and trader specializing in derivatives. He has been a team member of the Commodities Team since 2005 and a portfolio manager of the portfolio since the portfolio's inception in 2006. Mr. Burton earned a B.S. in Economics with concentrations in Finance and Accounting from the University of Pennsylvania's Wharton School of Business.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the portfolio.

Job titles indicate position with the investment manager.

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MORE ABOUT THE PORTFOLIO

■   THE MANAGEMENT FIRM

CREDIT SUISSE ASSET MANAGEMENT, LLC

One Madison Avenue
New York, NY 10010

■  Investment manager for the portfolio. Credit Suisse also serves as the investment manager for the Subsidiary

■  Responsible for managing the portfolio's assets according to its goal and strategies

■  Responsible for providing certain administrative services to the portfolio

■  Is part of the asset management business of Credit Suisse Group AG, one of the world's leading banks

■  Credit Suisse Group AG provides its clients with investment banking, private banking and wealth management services worldwide. The asset management business of Credit Suisse Group AG is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements

Credit Suisse Asset Management, LLC is referred to as "Credit Suisse" throughout this Prospectus.

The portfolio pays management fees at the annual rate of 0.59% of its average daily net assets. The portfolio has entered into an investment management agreement with Credit Suisse which bundles the management and administration fees into a single fee. For the 2017 fiscal year, the portfolio paid Credit Suisse 0.53% of its average net assets for advisory services, and the portfolio paid Credit Suisse 0.09% of its average daily net assets for co-administration services, after waivers and expense reimbursements. A discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement is available in the portfolio's Annual Report to shareholders for the year ended December 31, 2017.

Pursuant to an expense limitation agreement, Credit Suisse will limit the portfolio's operating expenses to 1.05% of the portfolio's average daily net assets at least through May 1, 2019. This limit excludes certain expenses, including interest charges on portfolio borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired portfolio fees and expenses, short sale dividends and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board of Trustees). The Trust is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or expenses were paid by Credit Suisse and the reimbursements do not cause the portfolio to exceed the expense limitation in the contract at the time the fees were limited or expenses were paid. This contract may not be terminated before May 1, 2019.

As discussed in the "Principal Investment Strategies" section, the portfolio may invest up to 25% of its total assets in the Subsidiary. The Subsidiary has entered into a separate contract with Credit Suisse whereby Credit Suisse or its affiliates provide investment advisory and other services to the Subsidiary. Neither Credit Suisse nor any affiliate receives separate compensation from the Subsidiary for providing it with investment advisory or administrative services. However, the portfolio pays Credit Suisse and its affiliates based on the portfolio's assets, including the assets in the Subsidiary.

■   SHARE VALUATION

The net asset value ("NAV") of the portfolio is determined daily as of the close of regular trading (normally 4 p.m. eastern time) on the New York Stock Exchange, Inc. (the "NYSE") on each day the NYSE is open for business. It is calculated by dividing the portfolio's total assets, less its liabilities, by the number of shares outstanding. The most recent NAV of the portfolio is available on the portfolio's website at www.credit-suisse.com/us/funds or by calling Credit Suisse Funds at 877-870-2874.

The portfolio's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in open-end investment companies are valued at their NAV each business day. Swap contracts are generally valued at a price at which the counterparty to such contract would repurchase the instrument or terminate the contract. Futures contracts are valued at the settlement prices established each day on the exchange on which they are traded. The portfolio's investment in

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the Subsidiary is valued at the Subsidiary's NAV each business day. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Securities, options, swaps and futures contracts, structured note agreements and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities.

The portfolio also may use fair value procedures if Credit Suisse determines that a significant event has occurred between the time at which a market price is determined and the time at which the portfolio's net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the portfolio prices its shares. The portfolio may use a fair value model developed by an independent third party pricing service, which has been approved by its Board of Trustees, to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by Credit Suisse from time to time. The Subsidiary is subject to the same valuation policies as the portfolio.

The portfolio's fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. When fair value pricing is employed, the prices of securities used by the portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A portfolio that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that the portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolio does not compute its prices. This could cause the value of the portfolio's investments to be affected by trading on days when you cannot buy or sell shares.

■   DISTRIBUTIONS

As a portfolio investor, you will receive distributions.

The portfolio earns income from structured notes and swap agreements, dividends from stocks and interest from bond, money market and other investments. These are passed along as dividend distributions. The portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

The portfolio declares and pays dividends quarterly. The portfolio typically distributes capital gains annually, usually in December. The portfolio may make additional distributions at other times if necessary to avoid a federal tax. Unless otherwise specified, distributions will be reinvested automatically in additional shares of the portfolio.

Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.credit-suisse.com/us/funds or by calling 877-870-2874.

■   TAXES

The IRS has issued a ruling that income realized from certain types of commodity-linked derivatives, including commodity-linked swaps, would not be qualifying income. As a result, any income the portfolio derives from direct investments in such commodity-linked derivatives must be limited to a maximum of 10% of the portfolio's gross income in order for the portfolio to satisfy the source of income requirement. If the portfolio fails to qualify as a RIC, the portfolio will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income also would be taxable to shareholders as an ordinary dividend to the extent attributable to the portfolio's earnings and profits. If the portfolio were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the portfolio would be subject to diminished returns. The portfolio anticipates treating income and gain from the Subsidiary and from commodity-linked notes as qualifying income.

For a discussion of the tax status of a variable contract or pension or retirement plan, refer to the prospectus of the sponsoring participating insurance company separate account or plan documents or other informational materials

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supplied by plan sponsors. Because shares of the portfolio may be purchased only through variable contracts and plans, income dividends and capital gain distributions from the portfolio are taxable, if at all, to the participating insurance companies and plans and the variable contract owner or plan participant generally will not be subject to tax on such dividends and distributions until they are distributed to such owner or participant from their respective variable contract or plan.

The portfolio intends to comply with the diversification and investor control requirements currently imposed by the Code on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts. If the portfolio or a separate account did not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Because each contract holder's situation is unique, ask your tax professional about the tax consequences of your investment.

■   STATEMENTS AND REPORTS

The portfolio produces financial reports, which include a list of the portfolio's holdings, semiannually and updates its Prospectus annually. The portfolio generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the portfolio may choose to mail only one report, Prospectus or proxy statement to your household, even if more than one person in the household has an account with the portfolio. Please call 877-870-2874 if you would like to receive additional reports, Prospectuses or proxy statements.

The portfolio discloses its portfolio holdings and certain of the portfolio's statistical characteristics, such as industry diversification as of the end of each calendar month on its website, www.credit-suisse.com/us/funds. This information is posted on the portfolio's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month is posted on the website. A description of the portfolio's policies and procedures with respect to disclosure of its portfolio securities is available in the portfolio's SAI.

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BUYING AND SELLING SHARES

The portfolio offers its shares to (1) insurance company separate accounts that fund both variable contracts and variable life insurance contracts and (2) tax-qualified pension and retirement plans including participant-directed plans which elect to make the portfolio an investment option for plan participants. Due to differences of tax treatment and other considerations, the interests of various variable contract owners and plan participants participating in the portfolio may conflict. The Board of Trustees will monitor the portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board of Trustees may require one or more insurance company separate accounts and/or plans to withdraw its investments in the portfolio, which may cause the portfolio to sell securities at disadvantageous prices and disrupt orderly portfolio management.

The Board also may refuse to sell shares of the portfolio to any variable contract or plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

You may not buy or sell shares of the portfolio directly; you may only buy or sell shares through variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. The portfolio may not be available in connection with a particular contract or plan.

An insurance company's separate accounts buy and sell shares of the portfolio at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of the portfolio on any business day that the portfolio calculates its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV.

Plan participants may buy shares of the portfolio through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in the portfolio.

The portfolio reserves the right to:

■  charge a wire-redemption fee

■  make a "redemption in kind" – payment in portfolio securities rather than cash – for certain large redemption amounts that could hurt portfolio operations

■  suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

■  stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

■   FREQUENT PURCHASES AND SALES OF PORTFOLIO SHARES

Frequent purchases and redemptions of portfolio shares present risks to the contract owners or plan participants who hold shares of the portfolio through their annuity contracts or pension plans over the long term. These risks include the potential for dilution in the value of portfolio shares; interference with the efficient management of the portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the portfolio's investment objective; losses on the sale of investments resulting from the need to sell securities at less favorable prices; and increased brokerage and administrative costs. These risks may be greater for portfolios investing in securities that are believed to be more susceptible to pricing discrepancies, such as foreign securities, high yield debt securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for portfolio holdings (e.g., "time zone arbitrage").

The portfolio will take steps to detect and eliminate excessive trading in portfolio shares, pursuant to the portfolio's policies as described in this Prospectus and approved by the Board of Trustees. The portfolio defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. A contract owner or plan participant that is determined to be engaged in market timing will be restricted from making future purchases or exchange purchases in any of the Credit Suisse Funds. In determining whether the account has engaged in market timing, the portfolio considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Credit Suisse Funds and their shareholders. The portfolio's distributor enters into agreements with financial intermediaries such as insurance company separate accounts and tax-qualified pension and retirement plans that require such financial intermediaries to provide certain information to help detect frequent trading activity by their contract holders or plan participants and to eliminate frequent trading by these contract holders and plan participants.

22

The portfolio reserves the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the insurance contract or plan. In particular, the portfolio reserves the right to reject a purchase or an exchange purchase order from any insurance contract or plan that in its opinion has not taken effective steps to detect and prevent frequent purchases and sales of portfolio shares.

The portfolio has also adopted fair valuation policies to protect the portfolio from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. See "More About The Portfolio – Share Valuation."

There can be no assurance that these policies and procedures will be effective in limiting excessive trading in all cases. Also, contract holders and plan participants who invest in the portfolio through insurance company separate accounts and plans may be subject to the policies and procedures of their insurance companies and plans with respect to excessive trading of portfolio shares, which may define market timing differently than the portfolio does and have different consequences associated with it.

The portfolio's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

23

OTHER INFORMATION

■   ABOUT THE DISTRIBUTOR

Credit Suisse Securities (USA) LLC ("CSSU"), an affiliate of Credit Suisse, serves as distributor of the portfolio's shares.

The portfolio has adopted a Rule 12b-1 plan for its shares pursuant to the rules under the 1940 Act to pay distribution and service fees for the sale and servicing of the portfolio's shares. Under the 12b-1 plan, CSSU is paid 0.25% per annum of the average daily net assets of the portfolio's shares. Since the fees are paid out of the portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges.

Distribution and service fees are used to pay CSSU to promote the sale of shares and the servicing of accounts of the portfolio. Under the 12b-1 plan, the portfolio pays a fee to the distributor, which in turn remits all or a portion of the fee to participating insurance companies and pension and retirement plans to reimburse them for various costs incurred or paid by these companies and plans in connection with marketing, distributing and servicing shares. The distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than to a participating insurance company itself. Examples of expenses payable under the 12b-1 plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature) to policyholders and plan participants, holding seminars and sales meetings, providing customer service to policyholders and plan participants and paying sales compensation to insurance company and plan employees.

With respect to the portfolio, CSSU or its affiliates (including Credit Suisse) may make additional payments out of their own resources to firms offering shares of the portfolio for providing administration, subaccounting, transfer agency and/or other services. CSSU or its affiliates may also make payments out of past profits and other available sources for marketing, promotional or related expenses. Such payments may be made to insurance companies and other entities offering shares of the portfolio and/or providing services with respect to such shares. The amount of these payments is determined by CSSU or its affiliates and may be substantial. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Trust – Shareholder Servicing" in the SAI.

24

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FOR MORE INFORMATION

This Prospectus is intended for use in connection with certain insurance products and pension and retirement plans. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select the portfolio as an investment option for a variable contract or plan. More information about the portfolio is available free upon request, including the following:

■   ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

Includes financial statements, portfolio investments and detailed performance information.

The Annual Report also contains a letter from the portfolio managers discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

■   OTHER INFORMATION

A current SAI, which provides more details about the portfolio, is on file with the SEC and is incorporated by reference.

You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-1520 or electronically at publicinfo@sec.gov.

Please contact the Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and other information, and to make shareholder inquiries:

BY TELEPHONE:

877-870-2874

BY FACSIMILE:

888-606-8252

BY MAIL:

Credit Suisse Trust

P.O. Box 55030

Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:

DST Asset Manager Solutions

Attn: Credit Suisse Trust

2000 Crown Colony Drive

Quincy, MA 02169

ON THE INTERNET:

www.credit-suisse.com/us/funds

The portfolio's SAI and Annual and Semiannual Reports are available on Credit Suisse's website,
www.credit-suisse.com/us/funds.

SEC file number:

Credit Suisse Trust  811-07261

P.O. BOX 55030, BOSTON, MA 02205-5030

877-870-2874 ■ WWW.CREDIT-SUISSE.COM/US/FUNDS

CREDIT SUISSE SECURITIES (USA) LLC, DISTRIBUTOR.  TRCRS-PRO-0518

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2018

CREDIT SUISSE TRUST

Commodity Return Strategy Portfolio (ticker symbol: CCRSX)

This Statement of Additional Information (the “SAI”) provides information about the Commodity Return Strategy Portfolio (the “Portfolio”), a series of Credit Suisse Trust (the “Trust”), that supplements information contained in the Prospectus for the Portfolio (the “Prospectus”), dated May 1, 2018.

The Portfolio’s audited Annual Report dated December 31, 2017, which either accompanies this SAI or has previously been provided to the investor to whom this SAI is being sent, is incorporated herein by reference.

This SAI is not itself a prospectus and should be read in conjunction with the Prospectus.  Copies of the Portfolio’s Prospectus and Annual Report may be obtained by writing or telephoning:

Credit Suisse Trust
P.O. Box 55030
Boston, MA 02205-5030
1-877-870-2874

i

Bond Insurer Risk	29
Alternative Minimum Tax Bonds	29
Securities of Other Investment Companies	30
Investment Grade Securities	30
Below Investment Grade Securities	31
Lending Portfolio Securities	32
Repurchase Agreements	32
Reverse Repurchase Agreements	33
Dollar Rolls	33
Zero Coupon Securities	34
Government Zero Coupon Securities	34
Short Sales	34
Short Sales “Against the Box”	35
Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers	35
“Special Situation” Companies	36
Variable and Floating Rate Securities and Master Demand Notes	36
Event-Linked Bonds	37
Exchange-Traded Notes	37
Delayed Funding Loans and Revolving Credit Facilities	37
When-Issued Securities and Delayed-Delivery Transactions	38
To-Be-Announced Mortgage-Backed Securities	38
Stand-By Commitment Agreements	39
Real Estate Investment Trusts	40
Non-Publicly Traded and Illiquid Securities	40
Rule 144A Securities	41
Credit Default Swap Agreements	42
Borrowing	43
Cyber Security Risk	43
Non-Diversified Status	44
Investments in the Subsidiary	44
INVESTMENT RESTRICTIONS	47
PORTFOLIO VALUATION	48
PORTFOLIO TRANSACTIONS	49
PORTFOLIO TURNOVER	51
MANAGEMENT OF THE TRUST	52
Ownership in Securities of the Trust and Fund Complex	58
Trustees’ Total Compensation for Fiscal Year Ended December 31, 2017	61
Investment Management Agreement	61
Administration Agreements	63
Organization and Management of Wholly-Owned Subsidiary	63
Portfolio Managers	64
Portfolio Managers’ Compensation	64
Potential Conflicts of Interest	64
Portfolio Managers’ Ownership of Securities	65
Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed	65
Code of Ethics	65
Custodian Agreement and Transfer Agency and Service Agreement	66
Proxy Voting Policy and Procedures	66
Disclosure of Portfolio Holdings	67

ii

Organization of the Trust	69
Distribution and Shareholder Servicing	71
Distributor	71
Shareholder Servicing	73
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	73
ADDITIONAL INFORMATION CONCERNING TAXES	74
The Portfolio	75
Special Tax Considerations	78
Zero Coupon Securities	78
Constructive Sales	78
Straddles	78
Options and Section 1256 Contracts	79
Swaps	79
Foreign Investments	80
Variable Contracts and Plans	81
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL	81
MISCELLANEOUS	82
FINANCIAL STATEMENTS	82

APPENDIX A — PROXY VOTING POLICY AND PROCEDURES	A-1
APPENDIX B — DESCRIPTION OF RATINGS	B-1

iii

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Portfolio’s investment objective and policies in the Prospectus.  There are no assurances that the Portfolio will achieve its investment objective.

Investment Objective

The investment objective of the Portfolio is to seek total return.  The Portfolio’s investment objective may be changed by its Board of Trustees (referred to herein as the “Board”) without shareholder approval.

Information Regarding Underlying Index

The Bloomberg Commodity Index Total Return.  The Portfolio is designed to achieve positive total return relative to the performance of the Bloomberg Commodity Index Total Return (the “BCOM Index”).  The BCOM Index is a broadly diversified futures index currently composed of futures contracts on 22 physical commodities.  The BCOM Index is composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange, and Brent crude oil, which trades on the Intercontinental Exchange.  Unlike equities, which entitle the holder to a continuing stake in a corporation, commodity futures contracts specify a delivery date for the underlying physical commodity. In order to avoid delivery and maintain a long futures position, nearby contracts must be sold and contracts that have not yet reached the delivery period must be purchased.  This process is known as “rolling” a futures position, and the BCOM Index is a “rolling index”.

The BCOM Index is designed to be a liquid benchmark for commodity investment, and is weighted using dollar-adjusted liquidity and production data.  The BCOM Index relies on data that is internal to the futures markets (liquidity) and external to the futures markets (production) in determining relative weightings.  To determine its component weightings, the BCOM Index relies primarily on liquidity data, or the relative amount of trading activity of a particular commodity.  Liquidity is an important indicator of the value placed on a commodity by financial and physical market participants.  The BCOM Index also relies to a lesser extent on dollar-adjusted production data.  Production data, although a useful measure of economic importance, may underestimate the economic significance of storable commodities (e.g., gold) at the expense of relatively non-storable commodities (e.g., live cattle).  Production data alone also may underestimate the investment value that financial market participants place on certain commodities.  All data used in both the liquidity and production calculations is averaged over a five-year period.

The BCOM Index is designed to provide diversified exposure to commodities as an asset class, rather than being driven by micro-economic events affecting one commodity market or sector; this approach may provide relatively low levels of volatility, although this cannot be guaranteed.

To ensure that no single commodity or commodity sector dominates the BCOM Index, the BCOM Index relies on several diversification rules. Among these rules are the following:

•      No related group of commodities (e.g., energy, precious metals, livestock and grains) may constitute more than 33% of the BCOM Index.

•      No single commodity may constitute less than 2%, as liquidity allows, or more than 15% of the BCOM Index, at the beginning of the year.

These diversification rules are applied annually to the BCOM Index, when the BCOM Index is reweighted and rebalanced on a price-percentage basis.  Reweighting means that, in general, the BCOM Index may reallocate out of commodities that have appreciated in value and into commodities that have underperformed.

The Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg L.P. (“Bloomberg”) or any of its subsidiaries or affiliates.  None of Bloomberg or any of its subsidiaries or affiliates makes any representation or warranty, express or implied, to the owners of or investors in the Portfolio or any member of the public regarding the advisability of investing in securities or commodities generally or in the Portfolio particularly.

Investment Policies and Strategies

The Prospectus identifies and summarizes the individual types of securities in which the Portfolio invests as part of its principal investment strategies and the principal risks associated with such investments. The investments, investment policies and investment restrictions set out below supplement those set forth in the Prospectus.  The Portfolio’s investments must be consistent with its investment objective and policies.  Unless otherwise indicated, the Portfolio is permitted, but not obligated, to engage in the investment strategies and invest in the investments which are described below, subject to any percentage limitations set forth therein.  Any percentage limitation on the Portfolio’s ability to invest in debt securities will not be applicable during periods when the Portfolio pursues a temporary defensive strategy as discussed below.

Descriptions in this SAI of a particular investment practice or technique in which the Portfolio may engage or a financial instrument which the Portfolio may purchase are meant to describe the spectrum of investments that Credit Suisse Asset Management, LLC (“Credit Suisse”), in its discretion, may, but is not required to, use in managing the Portfolio’s portfolio. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not, in the judgment of Credit Suisse, be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case the Portfolio may determine not to use them. Certain practices, techniques or instruments may not be principal activities of the Portfolio but, to the extent employed, could from time to time have a material impact on the Portfolio’s performance.

Commodity-Linked Derivatives.  The Portfolio may invest in commodity-linked derivative instruments, such as structured notes, swap agreements, commodity options, futures and options on futures, which are designed to provide exposure to the investment returns of real assets.  Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments.  The value of commodity-linked derivative instruments may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions.  As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates.  Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase.  Of course, there cannot be any guarantee that derivative instruments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities.

Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets.  Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.  The reverse may be true during “bull markets,” when the value of traditional securities such as stocks and bonds is increasing.  Under such favorable economic conditions, the Portfolio’s investments may be expected not to perform as well as an investment in traditional securities.  Over the long term, the returns on commodity-linked derivative instruments are expected to exhibit low or negative correlation with stocks and bonds.

The Portfolio will enter into commodity-linked derivative transactions only with financial institutions experienced with such products that have investment grade credit ratings.  In the event such a counterparty’s rating falls below investment grade, Credit Suisse in its discretion will determine whether to dispose of such security.

In selecting investments for the Portfolio’s portfolio, Credit Suisse evaluates the merits of the investments primarily through the exercise of its own investment analysis.  In the case of derivative instruments, that process may include the evaluation of the underlying commodity, futures contract, index or other economic variable that is linked to the instrument, the issuer of the instrument, and whether the principal of the instrument is protected by any form of credit enhancement or guarantee.

Swap Agreements.  The Portfolio may enter into swap agreements with respect to interest rates, specific securities or commodities and indices of securities or commodities, and mortgage, credit and event-linked swaps, and to the extent it may invest in foreign-currency denominated securities, the Portfolio may enter into swap agreements with respect to foreign currencies.

The Portfolio may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchase and/or sales of instruments in other markets, to seek to increase total return (speculation), to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index.  Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments.  Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices.  Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest.  The notional principal amount, however, is tied to a reference pool or pools of mortgages.  Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values.

The Portfolio intends to invest in commodity swap agreements.  An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index.  In a total return commodity swap, the Portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee.  If the commodity swap is for one period, the Portfolio may pay a fixed fee, established at the outset of the swap.  However, if the term of the commodity swap is more than one period, with interim swap payments, the Portfolio may pay an adjustable or floating fee.  With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period.  Therefore, if interest rates increase over the term of the swap contract, the Portfolio may be required to pay a higher fee at each swap reset date.

Most swap agreements entered into by the Portfolio would calculate the obligations of the parties to the agreement on a “net” basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.  Consequently, the Portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement.  The Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by Credit Suisse in accordance with procedures established by the Board, to avoid any potential leveraging of the Portfolio’s portfolio.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Portfolio’s investment restriction concerning senior securities.

Whether the Portfolio’s use of swap agreements will be successful in furthering its investment objective of total return will depend on Credit Suisse’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid.  Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  The Portfolio will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.  Pursuant to restrictions imposed on the Portfolio by the Internal Revenue Code of 1986, as amended (the “Code”) which limit the Portfolio’s ability to use swap agreements, the Portfolio limits its investments in commodity-linked swap agreements so that the income derived from commodity-linked swap agreements is limited to a maximum of 10% of the Portfolio’s gross income.

Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal.  Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.  If the other party to an interest rate, index or mortgage swap defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive.  In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency.  Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

The Subsidiary (defined below) may invest without limit in commodity-linked swap agreements.  The Subsidiary will comply with the asset segregation requirements to the same extent as the Portfolio.

Limitations on Leverage.  As discussed in the Prospectus, some of the structured notes in which the Portfolio invests may involve leverage.  Economic leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would expect to receive based on the amount contributed to the investment.  Economically leveraged structured notes can increase the gain or the loss associated with changes in the value of the underlying instrument.  The Portfolio will seek to limit the amount of economic leverage it has under one structured note in which it invests and the leverage of the Portfolio’s overall portfolio.  The Portfolio will not invest in a structured note if, at the time of purchase: that note’s “leverage ratio” exceeds 300% of the price increase (or decrease) in the underlying index; or the Portfolio’s “portfolio leverage ratio” exceeds 150%, measured at the time of purchase.

“Leverage ratio” is the expected increase in the value of a structured note, assuming a one percent price increase in the underlying index.  In other words, for a structured note with a leverage factor of 150%, a 1% gain in the underlying index would be expected to result in a 1.5% gain in value for the structured note.  “Portfolio leverage ratio” is defined as the average (mean) leverage ratio of all instruments in the Portfolio’s portfolio, weighted by the market values of such instruments.  To the extent that the policy on the Portfolio’s use of leverage stated above conflicts with the Investment Company Act of 1940, as amended (the “1940 Act”) or the rules and regulations thereunder, the Portfolio will comply with the applicable provisions of the 1940 Act.

Principal Protection.  Commodity-linked structured notes and certain other commodity-linked instruments may be principal protected, partially protected, or offer no principal protection.  A principal protected hybrid instrument means that the issuer will pay, at a minimum, the par value of the note at maturity.  Therefore, if the commodity value to which the hybrid instrument is linked declines over the life of the note, the Portfolio will receive at maturity the face or stated value of the note.

With a principal protected commodity-linked instrument, the Portfolio would receive at maturity the greater of the par value of the note or the increase in value of the underlying commodity index.  This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity index.  This optionality can be added to an instrument, but only for a cost higher than that of a partially protected (or no protection) instrument.  Credit Suisse’s decision on whether to use principal protection depends in part on the cost of the protection.  The Portfolio will, however, limit commodity-linked notes without principal protection to 10% of its total assets.   In addition, the utility of the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and therefore depends on the creditworthiness of the issuer.

With full principal protection, the Portfolio will receive at maturity of the commodity-linked instrument either the stated par value of the commodity-linked instrument, or, potentially, an amount greater than the stated par value if the underlying commodity index, futures contract or economic variable to which the commodity-linked instrument is linked has increased in value.  Partially protected commodity-linked instruments may suffer some loss of principal if the underlying commodity index, futures contract or economic variable to which the commodity-linked instrument is linked declines in value during the term of the commodity-

linked instrument.  However, partially protected commodity-linked instruments have a specified limit as to the amount of principal that they may lose.

The Portfolio may also invest in commodity-linked instruments that offer no principal protection.  At maturity, there is a risk that the underlying commodity index, futures contract or other economic variable may have declined sufficiently in value such that some or all of the face value of the instrument might not be returned.  Some of the instruments that the Portfolio may invest in may have no principal protection and the instrument could lose all of its value.

With a partially-protected or no-principal-protection commodity-linked instrument, the Portfolio may receive at maturity an amount less than the instrument’s par value if the commodity index or other economic variable value to which the note is linked declines over the term of the note.  Credit Suisse, at its discretion, may invest in a partially protected principal structured note or, within the 10% limitation set forth above, a note without principal protection.  In deciding to purchase a note without principal protection, Credit Suisse may consider, among other things, the expected performance of the underlying commodity index, commodity futures contract or other economic variable over the term of the note, the cost of the note, and any other economic factors which Credit Suisse believes are relevant.

The Portfolio does not currently expect to invest more than 25% of its total assets in structured notes under whose terms the potential loss, either at redemption or maturity, is expected to exceed 50% of the face value of the notes, calculated at the time of investment.  The Portfolio does not currently intend to invest more than 10% of its total assets in notes that mature in more than 19 months.

Resolution Measures. Certain structured notes issued by European issuers may subject a fund that purchases them to the imposition of “resolution measures” required under the European Union Bank Recovery and Resolution Directive. Such measures include the power to (i) write down, including to zero, any payment on the notes; (ii) convert the notes into ordinary shares or certain other equity instruments; and/or (iii) apply any other resolution measure, including, but not limited to, any transfer of the notes to another entity, the amendment of the terms and conditions of the notes or the cancellation of the notes. If a resolution measure becomes applicable to the structured notes held by a portfolio, the portfolio could lose some or all of its investment.

Hedging Generally.  The Portfolio may enter into options and futures transactions for several purposes, including generating current income to offset expenses or increase return, and as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position.  A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position.  As a result, the use of options and futures transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged.  In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge.  With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio’s assets.

In hedging transactions based on an index, whether the Portfolio will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security.  The risk of imperfect correlation increases as the composition of the Portfolio’s assets varies from the composition of the index.  In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Portfolio’s hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position.  Such “over hedging” or “under hedging” may adversely affect the Portfolio’s net investment results if the markets do not move as anticipated when the hedge is established.  Securities index futures transactions may be subject to additional correlation risks.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets.  Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market also may cause temporary price distortions.  Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by Credit Suisse still may not result in a successful hedging transaction.

The Portfolio will engage in hedging transactions only when deemed advisable by Credit Suisse, and successful use by the Portfolio of hedging transactions will be subject to Credit Suisse’s ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate.  This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful.  Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.  Losses incurred in hedging transactions and the costs of these transactions will affect the Portfolio’s performance.

To the extent that the Portfolio engages in commodity-linked derivatives and in the strategies described herein, the Portfolio may experience losses greater than if these strategies had not been utilized.  In addition to the risks described, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out a position without incurring substantial losses, if at all.  The Portfolio is also subject to the risk of a default by a counterparty to an over-the-counter (“OTC”) transaction.

Interest Rate Caps, Floors and Collars.  Forms of swap agreements also include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Portfolio may enter into interest rate caps, floors and collars for hedging purposes or to seek to increase total return (speculation).  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap.  The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.  An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Options and Currency Exchange Transactions

The Portfolio may purchase and write (sell) options on securities, securities indices, currencies, swap agreements and commodity indices for hedging purposes or to increase total return.  Up to 20% of the Portfolio’s total assets may be at risk in connection with investing in options on securities (other than swaps), securities indices and currencies.  The Portfolio may invest without limit in swaptions. The amount of assets considered to be “at risk” in these transactions is, in the case of purchasing options, the amount of the premium paid, and, in the case of writing options, the value of the underlying obligation.

Securities Options.  The Portfolio may write covered put and call options on stock and debt securities and may purchase such options that are traded on foreign and U.S. exchanges, as well as OTC options.  The Portfolio realizes fees (referred to as “premiums”) for granting the rights evidenced by the options it has written.  A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time.  In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use.  However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period.  Writing securities options may result in substantial losses to the Portfolio, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Portfolio could realize on its investments or require the Portfolio to hold securities it would otherwise sell.

The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone.  In return for a premium, the Portfolio as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected).  When the Portfolio writes call options, it retains the risk of a decline in the price of the underlying security.  The size of the premiums that the Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.  If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price.  If security prices decline, the put writer would expect to suffer a loss.  This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

In the case of options written by the Portfolio that are deemed covered by virtue of the Portfolio’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Portfolio has written options may exceed the time within which the Portfolio must make delivery in accordance with an exercise notice.  In these instances, the Portfolio may purchase or temporarily borrow the underlying securities for purposes of physical delivery.  By so doing, the Portfolio will not bear any market risk, since the Portfolio will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Portfolio may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to certain of the securities for which the Portfolio may write covered call options.  For example, if the Portfolio writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover.  If this occurs, the Portfolio will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

Options written by the Portfolio will normally have expiration dates between one and nine months from the date written.  The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written.  In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.  The Portfolio may write (i) in-the-money call options when Credit Suisse expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when Credit Suisse expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when Credit Suisse expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.  In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received.  Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions.  To secure its obligation to deliver the underlying security when it writes a call option, the Portfolio will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “Clearing Corporation”) and of the securities exchange on which the option is written.

Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Portfolio prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Portfolio may realize a profit or loss from the sale.  An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market.  When the Portfolio has purchased an option and engages in a closing sale transaction, whether the Portfolio realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Portfolio initially paid for the original option plus the related transaction costs.  Similarly, in cases where the Portfolio has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option.  The Portfolio may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option’s expiration).  The obligation of the Portfolio under an option it has written would be terminated by a closing purchase transaction (the Portfolio would not be deemed to own an option as a result of the transaction).  So long as the obligation of the Portfolio as the writer of an option continues, the Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver the underlying security against payment of the exercise price.  This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction.  The Portfolio cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist.  A liquid secondary market in an option may cease to exist for a variety of reasons.  In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options.  There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur.  In such event, it might not be possible to effect closing transactions in particular options.  Moreover, the Portfolio’s ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Portfolio.  The Portfolio, however, will purchase OTC options only from dealers whose debt securities, as determined by Credit Suisse, are considered to be investment grade.  If, as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers).  It is possible that the Portfolio and other clients of Credit Suisse and certain of its affiliates may be considered to be such a group.  A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.  These limits may restrict the number of options the Portfolio will be able to purchase on a particular security.

Securities and Commodities Index Options.  The Portfolio may purchase and write exchange- or board of trade-listed and OTC put and call options on securities and commodities indices.  A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index.  A commodities index measures the movement of a certain group of commodities by assigning relative values to the commodities included in the index, fluctuating with changes in the market values of the commodities included in the index.

Some securities index options are based on a broad market index, such as the New York Stock Exchange, Inc. (“NYSE”) Composite Index, or a narrower market index, such as the Standard & Poor’s 100.  Indices may also be based on a particular industry or market segment.

Options on securities and commodities indices are similar to options on securities and commodities, respectively, except that the delivery requirements are different.  Instead of giving the right to take or make delivery of securities or commodities, respectively, at a specified price, an option on a securities or commodities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.”  Receipt of this cash amount will depend upon the closing level of the securities or commodities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple.  The writer of the option is obligated, in return for the premium received, to make delivery of this amount.  Securities and commodities index options may be offset by entering into closing transactions as described above for securities and commodities options.

Uncovered Options Transactions.  The Portfolio may write options that are not covered (or so called “naked options”) on portfolio securities.  When the Portfolio sells an uncovered call option, it does not simultaneously have a long position in the underlying security.  When the Portfolio sells an uncovered put option, it does not simultaneously have a short position in the underlying security.  Uncovered options are riskier than covered options because there is no underlying security held by the Portfolio that can act as a partial hedge.  Uncovered calls have speculative characteristics and the potential for loss is unlimited.  There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.  Uncovered put options have speculative characteristics and the potential loss is substantial.

OTC Options.  The Portfolio may purchase OTC or dealer options or sell covered OTC options.  Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options.  A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option.  If the Portfolio were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised.  If the dealer fails to honor the exercise of the option by the Portfolio, the Portfolio would lose the premium it paid for the option and the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not.  Consequently, the Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it.  Similarly, when the Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option.  Although the Portfolio will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration.  The inability to enter into a closing transaction may result in material losses to the Portfolio.  Until the Portfolio, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised.  This requirement may impair the Portfolio’s ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

Options on Swaps (“Swaptions”)

The Portfolio may purchase and sell put and call options on swap agreements, commonly referred to as swaptions.  The Portfolio will enter into such transactions for hedging purposes or to seek to increase total return.  Swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the Commodity Futures Trading Commission (the “CFTC”) or the Securities and Exchange Commission (the “SEC”).

The buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms.  The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

As with other options on securities, commodities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component.  The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying swap.  The intrinsic value component measures the degree to which an option is in-the-money, if at all.  The time premium represents the difference between the actual price of the swaption and the intrinsic value.

The pricing and valuation terms of swaptions are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out a contract.  Swaptions must thus be regarded as inherently illiquid.

The use of swaptions, as the foregoing discussion suggests, is subject to risks and complexities beyond what might be encountered with investing directly in the securities and other traditional investments that are the referenced asset for the swap or other standardized, exchange traded options and futures contracts.  Such risks include operational risks, valuation risks, credit risks, and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement).  In addition, at the time the swaption reaches its scheduled termination date, there is a risk that the Portfolio will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.  If this occurs, it could have a negative impact on the performance of the Portfolio.

While the Portfolio may utilize swaptions for hedging purposes or to seek to increase total return, their use might result in poorer overall performance for the Portfolio than if it had not engaged in any such transactions.  If, for example, the Portfolio had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so.  There may be an imperfect correlation between the Portfolio’s holdings and swaptions entered into by the Portfolio, which may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to risk of loss.  Further, the Portfolio’s use of swaptions to reduce risk involves costs and will be subject to Credit Suisse’s ability to predict correctly changes in interest rate relationships or other factors.  No assurance can be given that Credit Suisse’s judgment in this respect will be correct.

Currency Exchange Transactions

The value in U.S. dollars of the Portfolio’s assets that are invested in securities denominated in currencies other than the U.S. dollar may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Portfolio may incur costs in connection with conversion between various currencies.  The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.  Changes in the exchange rates may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries.  Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies.  The Portfolio will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into currency futures contracts or options on such contracts (as described below), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options.  The Portfolio may engage in currency transactions for both hedging purposes and to increase total return, which may involve speculation.

Currency Hedging.  The Portfolio’s currency hedging will be limited to hedging involving either specific transactions or portfolio positions.  Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Portfolio generally accruing in connection with the purchase or sale of its portfolio securities.  Position hedging is the sale of forward currency with respect to portfolio security positions.  The Portfolio may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

A decline in the U.S. dollar value of a foreign currency in which the Portfolio’s securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant.  The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future.  For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, the Portfolio may purchase foreign currency put options.  If the value of the foreign currency does decline, the Portfolio will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted.  Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency.  The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates.  The benefit to the Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs.  Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved.  Instead, profit to the currency trader is included in the purchase price.  Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.  Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.  If a devaluation is generally anticipated, the Portfolio may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Portfolio’s investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Portfolio’s investments denominated in that currency.  A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Portfolio against a price decline if the issuer’s creditworthiness deteriorates.

Currency Options.  The Portfolio may purchase exchange-traded put and call options on foreign currencies.  Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised.  Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

Forward Currency Contracts.  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract.  These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers.  Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

The Portfolio also may enter into forward currency contracts with respect to specific transactions.  For example, when the Portfolio anticipates the receipt in a foreign currency of interest payments on a security that it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction.  The Portfolio will be able thereby to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

At or before the maturity of a forward contract entered into to hedge against currency fluctuations with respect to a portfolio security, the Portfolio may either sell the portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction.  If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to the Portfolio.  To the extent the Portfolio engages in forward currency contracts to generate current income, the Portfolio will be subject to these risks which the Portfolio might otherwise avoid (e.g., through use of hedging transactions.)

Futures Contracts

The Portfolio may enter into commodity, foreign currency, interest rate and/or commodity or securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the CFTC or, consistent with CFTC regulations, on foreign exchanges.  The Portfolio invests in futures contracts on individual commodities or a subset of commodities and options on them through the Subsidiary.  These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate.  An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

The Portfolio reserves the right to engage in transactions involving futures contracts and options on futures contracts in accordance with the Portfolio’s policies.

Futures Contracts.  A commodity futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, such as an energy, agricultural or metal commodity, at a specified price, date, time and place.  A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place.  An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place.  Securities and commodities indices are capitalization weighted indices that reflect the market value of the securities or commodities, respectively, represented in the indices.  A securities index or commodities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.  The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

No consideration is paid or received by the Portfolio upon entering into a futures contract.  Instead, the Portfolio is required to segregate with its custodian an amount of cash or securities acceptable to the broker equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount).  This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied.  The broker will have access to amounts in the margin account if the Portfolio fails to meet its contractual obligations.  Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.”   As a result of the small margin deposit that is required, a small change in the market price of a futures contract can produce major losses. The Portfolio will also incur brokerage costs in connection with entering into futures contracts.

At any time prior to the expiration of a futures contract, the Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio’s existing position in the contract.  Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange).  No secondary market for such contracts exists.  Although the Portfolio may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time.  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day.  It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Portfolio to substantial losses.  In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin.  In such situations, if the Portfolio had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so.  In addition, if the transaction is entered into for hedging purposes, in such circumstances the Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position.  Losses incurred in futures transactions and the costs of these transactions will affect the Portfolio’s performance.

Despite the daily price limits on the futures exchanges, the price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds.  To the extent that the Portfolio invests in commodity futures contracts, the assets of the Portfolio, and therefore the prices of Portfolio shares, may be subject to greater volatility.

There are additional factors associated with commodity futures contracts which may subject the Portfolio’s investments in them to greater volatility than investments in traditional securities.  Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity.  The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity.  To the extent that the storage costs for an underlying commodity change while the Portfolio is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.  In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow.  In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price of the commodity.  Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity.  The changing nature of the hedgers and speculators in the commodities markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Portfolio.  If the nature of hedgers and speculators in futures markets has shifted when it is time for the Portfolio to reinvest the proceeds of a maturing futures contract in a new futures contract, the Portfolio might reinvest at higher or lower futures prices, or choose to pursue other investments.  The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.  These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities.  Certain commodities are also subject to limited pricing flexibility because of supply and demand factors.  Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of the supplies of other materials.

Futures contracts and forward contracts achieve the same economic effect: both are an agreement to purchase a specified amount of a specified asset at a specified future date for a price agreed-upon today.  However, there are significant differences in the operation of the two contracts.  Forward contracts are individually negotiated transactions and are not exchange traded.  Therefore, with a forward contract, the Portfolio would make a commitment to carry out the purchase or sale of the underlying commodity at expiration.

For example, if the Portfolio were to buy a forward contract to purchase a certain currency at a set price for delivery in three month’s time and then, two months later, the Portfolio wished to liquidate that position, it would contract for the sale of the currency at a new price for delivery in one months’ time.  At expiration of both forward contracts, the Portfolio would be required to buy the currency at the set price under the first forward contract and sell it at the agreed-upon price under the second forward contract.  Even though the Portfolio has effectively offset its currency position with the purchase and sale of the two forward contracts, it must still honor the original commitment at maturity of the two contracts.  By contrast, futures exchanges have central clearinghouses which keep track of all positions.  To offset a long position in a futures contract, the Portfolio simply needs to sell a similar contract on the exchange.  The exchange clearinghouse will record both the original futures contract purchase and the offsetting sale, and there is no further commitment on the part of the Portfolio.

Only a very small percentage of commodity futures contracts result in actual delivery of the underlying commodity.  Additionally, any gain or loss on the purchase and sale of the futures contracts is recognized immediately upon the offset, while with a forward contract, profit or loss is recognized upon maturity of the forward contracts.

Options on Futures Contracts. The Portfolio may purchase and write put and call options on foreign currency, interest rate and stock and commodity index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions.  There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

An option on a currency, interest rate or commodity or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.  The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put).  Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.  The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).  Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Portfolio.

Regulatory Aspects of Derivatives Instruments

Credit Suisse is registered as a “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Portfolio.  Due to recent regulatory changes, the disclosures and operations of the Portfolio will need to comply with all applicable CFTC regulations.  Compliance with these additional regulatory requirements will increase the Portfolio’s regulatory compliance costs.  Credit Suisse is not required to be registered as a “commodity trading advisor” with respect to its service as the investment manager to the Portfolio.

Transactions in options by the Portfolio are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options the Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Regulation of OTC Derivatives

The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), enacted in July 2010, includes provisions that comprehensively regulates OTC derivatives for the first time (including many of the trades described herein and other OTC derivatives that the Portfolio may employ in the future).  Dodd-Frank authorizes the SEC and the CFTC to mandate that a substantial portion of OTC derivatives must be executed in regulated markets and be submitted for clearing to regulated clearinghouses (as discussed below, the CFTC has mandated that certain OTC derivatives must be cleared and traded on a regulated exchange and will impose these requirements on additional OTC derivatives in the future).  OTC derivatives submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible margin requirements mandated by the SEC or the CFTC.  OTC derivatives dealers typically demand the unilateral ability to increase a counterparty’s collateral requirements for cleared OTC derivatives beyond any regulatory and clearinghouse minimums.  The regulators also have broad discretion to impose margin requirements on non-cleared OTC derivatives and new requirements will apply to the holding of customer collateral by OTC derivatives dealers.  These requirements may increase the amount of collateral the Portfolio is required to provide and the costs associated with providing it.  OTC derivative dealers also are required to post margin to the clearinghouses through which they clear their customers’ trades instead of using such margin in their operations, as was widely permitted before Dodd-Frank.  This has and will continue to increase the OTC derivative dealers’ costs, and these increased costs may be passed through to the Portfolio in the form of higher upfront and mark-to-market margin, less favorable trade pricing, and the imposition of new or increased fees, including clearing account maintenance fees.

OTC derivatives are subject to counterparty risk, whereas the exposure to default for cleared derivatives is assumed by the exchange’s clearinghouse.  However, the Portfolio will not face a clearinghouse directly but rather through an OTC derivatives dealer that is registered with the CFTC or SEC to act as a clearing member.  The Portfolio may therefore face the indirect risk of the failure of another clearing member customer to meet its obligations to its clearing member.  Such scenario could arise due to a default by the clearing member on its obligations to the clearinghouse, triggered by a customer’s failure to meet its obligations to the clearing member.

The SEC and CFTC will also require a substantial portion of derivative transactions that are currently executed on a bi-lateral basis in the OTC markets to be executed through a regulated securities, futures, or swap exchange or execution facility.  Certain CFTC-regulated derivatives are already subject to these rules and the CFTC expects to subject additional OTC derivatives to such trade execution rules in the future.  The SEC has not indicated when they will impose clearing or trade execution requirements on the OTC derivatives that they regulate.  Such requirements may make it more difficult and costly for the Portfolio to enter into highly tailored or customized transactions.  They may also render certain strategies in which the Portfolio might otherwise engage impossible or so costly that they will no longer be economical to implement.  If the Portfolio decides to become a direct member of one or more of these exchanges or execution facilities, the Portfolio will be subject to all of the rules of the exchange or execution facility, which would bring additional risks and liabilities, and potential additional regulatory requirements.

OTC derivative dealers are now required to register with the CFTC and will ultimately be required to register with the SEC.  Dealers are subject to new minimum capital and margin requirements, business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens.  These requirements further increase the overall costs for OTC derivative dealers, which costs may be passed along to the Portfolio as market changes continue to be implemented.  The overall impact of Dodd-Frank on the Portfolio remains highly uncertain and it is unclear how the OTC derivatives markets will adapt to this new regulatory regime, along with additional, sometimes overlapping, regulatory requirements imposed by non-U.S. regulators.

Regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with the Portfolio. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through 2020.  In addition, regulations adopted by prudential regulators that will begin to take effect in 2019 will require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Portfolio, to terminate such contracts, foreclose upon collateral, exercise other default rights or  restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings.  It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Portfolio’s ability to terminate existing derivatives agreements or to realize amounts to be received under such agreements.

In addition, the CFTC and the United States commodities exchanges impose limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures or options contracts traded on United States commodities exchanges.  For example, the CFTC currently imposes speculative position limits on a number of agricultural commodities (e.g., corn, oats, wheat, soybeans and cotton) and United States commodities exchanges currently impose speculative position limits on many other commodities.  Dodd-Frank significantly expands the CFTC’s authority to impose position limits with respect to futures contracts and options on futures contracts, swaps that are economically equivalent to futures or options on futures, and swaps that are traded on a regulated exchange and certain swaps that perform a significant price discovery function.  In response to this expansion of its authority, in 2012, the CFTC proposed a series of new speculative position limits with respect to futures and options on futures on so-called “exempt commodities” (which includes most energy and metals contracts) and with respect to agricultural commodities.  Those proposed speculative position limits were vacated by a United States District Court, but the CFTC has again proposed a new set of speculative position rules which are not yet finalized (or effective).  If the CFTC is successful in this second try, the counterparties with which the Portfolio deals may further limit the size or duration of positions available to the Portfolio.  All accounts owned or managed by the Manager are likely to be combined for speculative position limit purposes.  The Portfolio could be required to liquidate positions it holds in order to comply with such limits, or may not be able to fully implement trading instructions generated by its trading models, in order to comply with such limits.  Any such liquidation or limited implementation could result in substantial costs to the Portfolio.

Asset Coverage for Certain Derivative Transactions

The Portfolio will comply with guidelines established by the SEC with respect to coverage of certain derivative transactions.  These guidelines may, in certain instances, require the Portfolio to earmark or segregate cash or liquid securities either on the Portfolio’s books or in an account with its custodian or a designated sub-custodian to the extent the Portfolio’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies.  With respect to futures and forward contracts that are not contractually required to “cash-settle” and which the Board has not determined to treat as “cash-settled,” the Portfolio covers its open positions by setting aside liquid assets equal to the contracts’ full notional value. With respect to futures and forward contracts that are contractually required to “cash-settle” and those which the Portfolio treats as “cash-settled” pursuant to a process approved by the Board (including currency forwards that settle in currencies of G-10 countries), however, the Portfolio sets aside liquid assets in an amount equal to the Portfolio’s daily mark-to-market (net) obligation (i.e., the Portfolio’s daily net liability, if any), rather than the notional value. However, for credit default swaps (CDS) written by the Portfolio, the Portfolio sets aside liquid assets in an amount equal to the notional value of the swap. For index-based credit default swaps (CDX), which are cash-settled, the Portfolio sets aside liquid assets in an amount equal to the Portfolio’s daily mark-to-market (net) obligation, rather than the notional value. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.  As a result, there is a possibility that segregation of a large percentage of the Portfolio’s assets could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations.

For example, a call option written by the Portfolio on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised.  A call option written by the Portfolio on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price.  The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio.  If the Portfolio holds a futures or forward contract, the Portfolio could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held.  The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation.  Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Money Market Obligations

The Portfolio is authorized to invest, under normal conditions, up to 100% of its total assets in short-term money market obligations having remaining maturities of less than one year at the time of purchase and may invest without limit in these obligations for temporary defensive purposes.  Money market instruments are short-term instruments that consist of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (“Government Securities”); bank obligations (including certificates of deposit, time deposits and bankers’ acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Credit Suisse to be high quality investments; commercial paper rated no lower than A-2 by Standard & Poor’s, a subsidiary of The McGraw-Hill

Companies, Inc. (“S&P”), or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; obligations of foreign governments, their agencies or instrumentalities; and repurchase agreements with respect to portfolio securities.  A description of S&P’s and Moody’s ratings is in Appendix B to this SAI.

Money Market Mutual Funds.  The Portfolio may invest up to 25% of its assets in securities of money market mutual funds, including those that are affiliated with the Portfolio or Credit Suisse, when Credit Suisse believes that it would be beneficial to the Portfolio and appropriate considering the factors of return and liquidity.  A money market mutual fund is an investment company that invests in short-term high quality money market instruments.  A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year.  As a shareholder in any mutual fund, the Portfolio will bear its ratable share of the mutual fund’s expenses, including management fees, and will remain subject to payment of the Portfolio’s management fees and other expenses with respect to assets so invested.

Temporary Investments

To the extent permitted by its investment objective and policies, the Portfolio may hold cash or cash equivalents pending investment or to meet redemption requests.  In addition, for defensive purposes due to abnormal market conditions or economic situations as determined by Credit Suisse, the Portfolio may reduce its holdings in other securities and invest up to 100% of its assets in cash or certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) interest-bearing instruments or deposits of the U.S. and foreign issuers.  The short-term and medium-term debt securities in which the Portfolio may invest for temporary defensive purposes consist of:  (a) obligations of the U.S. or foreign governments, their respective agencies or instrumentalities; (b) bank deposits or bank obligations (including certificates of deposit, time deposits and bankers’ acceptances of U.S. or foreign banks denominated in any currency); (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

Convertible Securities

Convertible securities in which the Portfolio may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock.  Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock.  Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality.  The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock.  Subsequent to purchase by the Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Portfolio.  Neither event will require sale of such securities, although Credit Suisse will consider such event in its determination of whether the Portfolio should continue to hold the securities.

Preferred Stock

The Portfolio may invest in preferred stock.  Preferred stock is subordinated to any debt the issuer has outstanding.  Accordingly, preferred stock dividends are not paid until all debt obligations are first met.  Preferred stock may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer.

Structured Securities

In addition to commodity-linked structured notes, discussed above, the Portfolio may purchase any other type of publicly traded or privately negotiated fixed income security, including mortgage- and asset-backed securities; other types of structured notes; bonds or debentures; and assignments of and participations in loans.

Mortgage-Backed Securities.  The Portfolio may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association (“GNMA”), Fannie Mae, Freddie Mac and certain foreign issuers, as well as non-governmental issuers.  Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations.  Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property.  These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.  Some mortgage-backed securities, such as collateralized mortgage obligations (or “CMOs”), make payouts of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).  The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages.  The government or the issuing agency typically guarantees the payment of interest and principal of these securities.  However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Portfolio’s shares.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption.  The average life of pass-through pools varies with the maturities of the underlying mortgage loans.  A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages.  The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions.  Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool.  For pools of 30-year fixed-rate mortgages in a stable fixed-rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life.  At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool.  In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities.  Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool.  However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge.  Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.  Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Portfolio’s yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer.  Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount.  In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Asset-Backed Securities.  The Portfolio may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements.  Such assets are securitized through the use of trusts and special purpose corporations.  Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed securities present certain risks that are not presented by other securities in which the Portfolio may invest.  Automobile receivables generally are secured by automobiles.  Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities.  In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles.  Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.  Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  In addition, there is no assurance that the security interest in the collateral can be realized.

Collateralized Mortgage Obligations.  The Portfolio may purchase collateralized mortgage obligations (“CMOs”) issued or guaranteed by the U.S. government, its agencies or instrumentalities (including those issued by the GNMA, Fannie Mae and Freddie Mac) and by private issuers.  CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (collectively “Mortgage Assets”).  Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay the debt service on the CMOs.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.  The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways.  In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full.  In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.

Certain classes of CMOs are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest only (“IO”) and principal only (“PO”) classes are examples of this.  IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying Mortgage Assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying Mortgage Assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases and vice versa.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates—i.e., the yield may increase as rates increase and decrease as rates decrease—but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an inverse IO class, on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

Structured Notes, Bonds or Debentures.  Typically, the value of the principal and/or interest on structured notes, bonds and debentures is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relevant change in two or more References.  The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference.  The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Portfolio’s entire investment.  The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity.  In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple.  Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Assignments and Participations

The Portfolio may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a borrowing corporation, government or other entity (a “Borrower”) and one or more financial institutions (“Lenders”).  The majority of the Portfolio’s investments in Loans are expected to be in the form of participations in Loans (“Participations”) and assignments of portions of Loans from third parties (“Assignments”).  Participations typically will result in the Portfolio having a contractual relationship only with the Lender, not with the Borrower.  The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower.  In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation.  As a result, the Portfolio will assume the credit risk of both the Borrower and the Lender that is selling the Participation.  In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower.  The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the Borrower is determined by Credit Suisse to be creditworthy.

When the Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the Borrower on the Loan.  However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

There are risks involved in investing in Participations and Assignments.  The Portfolio may have difficulty disposing of them because there is no liquid market for such securities.  The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Portfolio’s ability to dispose of particular Participations or Assignments when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower.  The lack of a liquid market for Participations and Assignments also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio’s portfolio and calculating its net asset value.

In certain circumstances, Loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a Borrower or an arranger, Lenders and purchasers of interests in Loans, such as the Portfolio, will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, Lenders generally rely on the contractual provisions in the Loan agreement itself, and common-law fraud protections under applicable state law.

Foreign Investments

The Portfolio may invest without limit in U.S. dollar-denominated foreign securities and may invest up to 30% of its assets in non-U.S. dollar denominated securities.  Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers.  Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions.  The Portfolio may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

Foreign Currency Exchange.  Since the Portfolio may invest in securities denominated in currencies other than the U.S. dollar, and since the Portfolio may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Portfolio may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar.  A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Portfolio assets denominated in that foreign currency.  Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolio.  Unless otherwise contracted the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.  Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries.  Governmental intervention may also play a significant role.  National governments rarely voluntarily allow their currencies to float freely in response to economic forces.  Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.  The Portfolio may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.

Information.  Many of the foreign securities held by the Portfolio will not be registered with, nor will the issuers thereof be subject to reporting requirements of, the SEC.

Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity.  Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

Political Instability.  With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, military action or domestic developments which could affect U.S. investments in those and neighboring countries.  Any of these actions or events could have a severe effect on securities prices and impair the Portfolio’s ability to bring its capital or income back to the United States.

Foreign Markets.  Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies.  Some countries have less-developed securities markets (and related transaction, registration and custody practices).  Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.  In addition to losses from such delays, less-developed securities markets could subject the Portfolio to losses from fraud, negligence or other actions.

Increased Expenses.  The operating expenses of the Portfolio, to the extent it invests in foreign securities, may be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Portfolio, such as the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, may be higher than those costs incurred by other investment companies not investing in foreign securities.  In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

Access.  Some countries may restrict the Portfolio’s access to investments or offer terms that are less advantageous than those for local investors.  This could limit the attractive investment opportunities available to the Portfolio.

Europe — Recent Events.  A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union, and one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union.  Although the precise timeframe for the United Kingdom’s withdrawal is uncertain, it is currently expected that the United Kingdom will invoke article 50 of the Lisbon Treaty to withdraw from the European Union by the end of March 2019, two years after the United Kingdom notified the European Council of the United Kingdom’s intention to withdraw.  The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.  These events could negatively affect the value and liquidity of the Portfolio’s investments.

Depository Receipts.  Assets of the Portfolio may be invested in the securities of foreign issuers in the form of American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) and International Depository Receipts (“IDRs”).  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.  EDRs, which are sometimes referred to as Continental Depository Receipts (“CDRs”), are receipts issued in Europe and IDRs, which are sometimes referred to as Global Depository Receipts (“GDRs”), are issued outside the United States.  EDRs, CDRs, GDRs and IDRs are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities.  Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs, CDRs, GDRs and IDRs in bearer form are designed for use in European and non-U.S. securities markets, respectively.  For purposes of the Portfolio’s investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent.  Thus, a depository receipt representing ownership of common stock will be treated as common stock.

ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements.  In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository’s transaction fees are paid directly by the ADR holders.  In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

Foreign Debt Securities.  The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries.  The relative performance of various countries’ fixed income markets historically has reflected wide variations relating to the unique characteristics of the country’s economy.  Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

The foreign government securities in which the Portfolio may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries.  Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

Foreign government securities also include debt securities of “quasi-governmental agencies” and debt securities denominated in multinational currency units of an issuer (including supranational issuers).  Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government’s full faith and credit and general taxing powers.

Issuers of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Privatizations.  The Portfolio may invest in privatizations (i.e., foreign government programs of selling interests in government-owned or controlled enterprises).  The ability of U.S. entities, such as the Portfolio, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors.  There can be no assurance that privatization programs will be available or successful.

U.S. Government Securities

The Portfolio may invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (“Government Securities”).  Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance.  U.S. government securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Freddie Mac, Federal Intermediate Credit Banks, Federal Land Banks, Fannie Mae, Maritime Administration,

Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association.  The Portfolio may invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported solely by the credit of the instrumentality or government-sponsored enterprise.  Because the U.S. Government is not obligated by law to provide support to an instrumentality it sponsors, the Portfolio will invest in obligations issued by such an instrumentality only if Credit Suisse determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio.

In September 2008, Fannie Mae and Freddie Mac were placed in conservatorship by their regulator, the Federal Housing Finance Agency.  Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Municipal Obligations

Under normal circumstances, the Portfolio may invest in “Municipal Obligations.”  Municipal Obligations are debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities.

Municipal Obligations are issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.  Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from regular federal income tax.

The two principal types of Municipal Obligations, in terms of the source of payment of debt service on the bonds, consist of “general obligation” and “revenue” issues.  General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest.  Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.  Consequently, the credit quality of revenue bonds is usually directly related to the credit standing of the user of the facility involved.

There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.  The ratings of Moody’s and S&P represent their opinions as to the quality of Municipal Obligations.  It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield.  Subsequent to its purchase by the Portfolio, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio.  Credit Suisse will consider such an event in determining whether the Portfolio should continue to hold the obligation.  See Appendix B for further information concerning the ratings of Moody’s and S&P and their significance.

Among other instruments, the Portfolio may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short-term loans.  Such notes are issued with a short term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

Municipal Obligations are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes.  There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Obligations may be materially affected.

Bond Insurer Risk.  The Portfolio may purchase municipal securities that are insured under policies issued by certain insurance companies.  Insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, Credit Suisse gives consideration both to the insurer and to the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security.  To the extent the Portfolio holds insured municipal securities, a change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Portfolio’s portfolio may affect the value of the securities they insure, the Portfolio’s share price and Portfolio performance.  The Portfolio might also be adversely impacted by the inability of an insurer to meet its insurance obligations.  A downgrade of municipal bond insurers rated above investment grade would substantially limit the availability of insurance sought by municipal bond issuers, thereby reducing the supply of insured municipal securities.

Alternative Minimum Tax Bonds

The Portfolio may invest without limit in “Alternative Minimum Tax Bonds,” which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities.  While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate “alternative minimum tax.”  The alternative minimum tax is a special tax that applies to taxpayers who have certain adjustments or tax preference items.  Available returns on Alternative Minimum Tax Bonds acquired by the Portfolio may be lower than those from other municipal obligations acquired by the Portfolio due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds.

Securities of Other Investment Companies

The Portfolio may invest in securities of other investment companies (including investment companies advised by Credit Suisse) to the extent permitted under the 1940 Act or pursuant to an SEC order.  Presently, under the 1940 Act, the Portfolio may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Portfolio’s total assets and (iii) when added to all other investment company securities held by the Portfolio, do not exceed 10% of the value of the Portfolio’s total assets.  Pursuant to the 1940 Act or exemptive orders from the SEC upon which the Portfolio relies or may rely, these percentage limitations, under certain circumstances, do not apply to investments in other Credit Suisse Funds and investments in certain exchange-traded funds (“ETFs”) with which the Portfolio has entered into participation agreements. As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  These expenses would be in addition to the advisory and other expenses that the Portfolio bears directly in connection with its own operations.

Investment Grade Securities

The Portfolio may invest without limit in investment grade debt securities.  Investment grade debt securities are rated in one of the four highest rating categories by Moody’s or S&P, or if unrated, are determined by Credit Suisse to be of comparable quality.  If a debt security receives different ratings from Moody’s, S&P, or another nationally recognized statistical rating organization, Credit Suisse will treat the debt security as being rated in the highest of the rating categories.  Moody’s considers debt securities rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated bonds.

Moody’s and S&P are private services that provide ratings of the credit quality of debt securities and certain other securities. A description of the ratings assigned to corporate bonds by Moody’s and S&P is included in Appendix B to this SAI.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a debt security’s value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a debt security’s rating. Subsequent to a security’s purchase by the Portfolio, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio.  Neither event will require the sale of such securities, although Credit Suisse will consider such event in its determination of whether the Portfolio should continue to hold the security.  Credit Suisse may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

Below Investment Grade Securities

The Portfolio may invest up to 10% of its net assets in fixed income securities rated below investment grade and in comparable unrated securities (or in financial instruments related below investment grade securities).  Investments in such securities involves substantial risk.  Below investment grade and comparable unrated securities (commonly referred to as “junk bonds or high yield securities”) (i) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation.  The market values of certain of these securities also tends to be more sensitive to individual corporate developments and changes in economic conditions than higher quality securities.  Issuers of such securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.  Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.

To the extent a secondary trading market for below investment grade securities does exist, it generally is not as liquid as the secondary market for investment grade securities.  The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Portfolio’s ability to dispose of particular issues when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.  The lack of a liquid secondary market for certain securities also may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio and calculating its net asset value.

Subsequent to its purchase by the Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio.  Neither event will require sale of such securities by the Portfolio, although Credit Suisse will consider such event in its determination of whether the Portfolio should continue to hold the securities.

The market value of securities rated below investment grade is more volatile than that of investment grade securities.  Factors adversely impacting the market value of these securities will adversely impact the Portfolio’s net asset value.  The Portfolio will rely on the judgment, analysis and experience of Credit Suisse in evaluating the creditworthiness of an issuer.  In this evaluation, Credit Suisse will take into consideration, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters.  The Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities.

See Appendix B for a further description of securities ratings.

Lending Portfolio Securities

The Portfolio may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Portfolio’s Board.  These loans, if and when made, may not exceed 33-1/3% of the Portfolio’s total assets taken at value (including the loan collateral).  Loans of portfolio securities will be collateralized by cash or liquid securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio.  From time to time, the Portfolio may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and that is acting as a “finder.”

By lending its securities, the Portfolio can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral.  The Portfolio will adhere to the following conditions whenever its portfolio securities are loaned:  (i) the Portfolio must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Portfolio must terminate the loan and regain the right to vote the securities.  Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Portfolio’s ability to recover the loaned securities or dispose of the collateral for the loan.  Default by or bankruptcy of a borrower would expose the Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of underlying securities.  The Portfolio also could lose money if its short-term investment of the cash collateral declines in value over the period of the loan.  Any loans of the Portfolio’s securities will be fully collateralized and marked to market daily.

Payments received by the Portfolio in lieu of any dividends paid on the loaned securities will not be treated as “qualified dividend income” for purposes of determining what portion of the Portfolio’s dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Additional Information Concerning Taxes” below).

Repurchase Agreements

The Portfolio may invest up to 20% of its total assets in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers.

Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date.  Under the terms of a typical repurchase agreement, the Portfolio would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period.  This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio’s holding period.  The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest.  The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert this right.  Credit Suisse monitors the creditworthiness of those bank and non-bank dealers with which the Portfolio enters into repurchase agreements to evaluate this risk.  A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers.  Reverse repurchase agreements involve the sale of securities held by the Portfolio pursuant to its agreement to repurchase them at a mutually agreed-upon date, price and rate of interest.  At the time the Portfolio enters into a reverse repurchase agreement, it will segregate with an approved custodian cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest).  The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest).  The Portfolio’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.  Reverse repurchase agreements that are accounted for as financings are considered to be borrowings under the 1940 Act.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Portfolio has sold but is obligated to repurchase.  In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio’s obligation to repurchase the securities, and the Portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Dollar Rolls

The Portfolio may enter into “dollar rolls,” in which the Portfolio sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date.  During the roll period, the Portfolio would forgo principal and interest paid on such securities.  The Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.  At the time the Portfolio enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained.  Dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

Dollar rolls involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Portfolio has sold but is obligated to repurchase.

Zero Coupon Securities

The Portfolio may invest without limit in “zero coupon” U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons.  A zero coupon security pays no interest to its holder prior to maturity.  Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest.  Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year.  Such accrued discount will be includible in determining the amount of dividends the Portfolio must pay each year and, in order to generate cash necessary to pay such dividends, the Portfolio may liquidate portfolio securities at a time when it would not otherwise have done so.  See “Additional Information Concerning Taxes.”  At present, the U.S. Treasury and certain U.S. agencies issue stripped Government Securities.  In addition, a number of banks and brokerage firms have separated the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments.

Government Zero Coupon Securities

The Portfolio may invest in (i) Government Securities that have been stripped of their unmatured interest coupons, (ii) the coupons themselves and (iii) receipts or certificates representing interests in stripped Government Securities and coupons (collectively referred to as “Government zero coupon securities”).

Short Sales

A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities.  In a short sale, the Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security.  The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs.

If the Portfolio engages in a short sale, the collateral for the short position will be maintained by the Portfolio’s custodian or qualified sub-custodian.  While the short sale is open, the Portfolio will maintain in a segregated account an amount of liquid securities equal in value to its obligation to purchase the securities sold short, marked to market daily.

If the Portfolio effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale.  However, such constructive sale treatment may not apply if the Portfolio closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.  Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Portfolio may effect short sales.

Short Sales “Against the Box”

A short sale is “against the box” to the extent that the Portfolio contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short.  It may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.  If the Portfolio engages in a short sale, the collateral for the short position will be segregated in an account with the Portfolio’s custodian or qualified sub-custodian.  While the short sale is open, the Portfolio will continue to segregate an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities.  These securities constitute the Portfolio’s long position.

Not more than 10% of the Portfolio’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

The Portfolio may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security).  In such case, any future losses in the Portfolio’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.  The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns.  There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

See “Additional Information Concerning Taxes” for a discussion of the tax consequences to the Portfolio of effecting short sales against the box.

Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers

Investing in securities of companies with continuous operations of less than three years (“unseasoned issuers”) may involve greater risks since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market in general.  Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Portfolio to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices.  These companies may have limited product lines, markets or financial resources and may lack management depth.  In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies.  There is typically less publicly available information concerning these companies than for larger, more established ones.

Although investing in securities of unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.  Therefore, an investment in the Portfolio may involve a greater degree of risk than an investment in other mutual funds that seek total return by investing in more established, larger companies.

“Special Situation” Companies

“Special situation companies” are companies involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock.  If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly.  Credit Suisse believes, however, that if it analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, it may assist the Portfolio in achieving its investment objective.  There can be no assurance, however, that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated.

Variable and Floating Rate Securities and Master Demand Notes

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations.  The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations.  The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Portfolio may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades.  The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate.  The interest rate on a floater resets periodically, typically every six months.  While, because of the interest rate reset feature, floaters provide the Portfolio with a certain degree of protection against rises in interest rates, the Portfolio will participate in any declines in interest rates as well.  A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The Portfolio may also invest in inverse floating rate debt instruments (“inverse floaters”).  The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.  An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Variable rate demand notes (“VRDNs”) are obligations issued by corporate or governmental entities which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days.  The interest rates are adjustable at intervals ranging from daily to up to every six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date.  The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

Master demand notes are notes which provide for a periodic adjustment in the interest rate paid (usually tied to the Treasury Bill auction rate) and permit daily changes in the principal amount borrowed.  While there may be no active secondary market with respect to a particular VRDN purchased by the Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party.  The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of the VRDN involved in the event the issuer of the note defaulted on its payment obligations, and the Portfolio could, for this or other reasons, suffer a loss to the extent of the default.

Event-Linked Bonds

The Portfolio may invest in “event-linked bonds.”  Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon.  They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities.  If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Portfolio may lose a portion or all of its principal invested in the bond.  If no trigger event occurs, the Portfolio will recover its principal plus interest.  For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses.  Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred.  In addition to the specified trigger events, event-linked bonds may also expose the Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument.  As such, there is no significant trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop.  Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Portfolio may be forced to liquidate positions when it would not be advantageous to do so.  Event-linked bonds are typically rated, and the Portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the Portfolio.

Exchange-Traded Notes

Exchange-traded notes (“ETNs”) are generally notes representing debt of the issuer, usually a financial institution.  ETNs combine both aspects of bonds and ETFs.  An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indices, minus fees and expenses.  Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market.  However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees.  Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument.  An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument.  ETNs also incur certain expenses not incurred by their applicable reference instrument.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument.  The market value of ETN shares may differ from the value of the reference instrument.  This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which are generally meant to be held until maturity.  The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.  An investor in an ETN could lose some or all of the amount invested.

Delayed Funding Loans and Revolving Credit Facilities

The Portfolio may enter into, or acquire participations in, delayed funding loans and revolving credit facilities.  Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term.  A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility.  Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.  These commitments may have the effect of requiring the Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).  To the extent that the Portfolio is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by Credit Suisse in accordance with procedures established by the Board, in an amount sufficient to meet such commitments.

The Portfolio may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of other portfolio investments.  Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments.  As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Portfolio currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Portfolio’s limitation on illiquid investments.  Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Portfolio’s investment restriction relating to the lending of funds or assets by the Portfolio.

When-Issued Securities and Delayed-Delivery Transactions

The Portfolio may utilize its assets to purchase securities on a “when-issued” basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield).  The Portfolio will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if Credit Suisse deems it advantageous to do so.  The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment.  Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.

When the Portfolio agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account.  Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Portfolio’s commitment.  It may be expected that the Portfolio’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.  When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade.  Failure of the seller to do so may result in the Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

To-Be-Announced Mortgage-Backed Securities

As with other delayed-delivery transactions, a seller agrees to issue a to-be-announced mortgage-backed security (a “TBA”) at a future date.  A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date.  However, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered.  Instead, the Portfolio agrees to accept any mortgage-backed security that meets specified terms.  Thus, the Portfolio and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security.  TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Portfolio.  For a further description of mortgage-backed securities, see “Structured Securities - Mortgage-Backed Securities” above.

Stand-By Commitment Agreements

The Portfolio may invest in “stand-by commitments” with respect to securities held in its portfolio.  Under a stand-by commitment, a dealer agrees to purchase at the Portfolio’s option specified securities at a specified price.  The Portfolio’s right to exercise stand-by commitments is unconditional and unqualified.  Stand-by commitments acquired by the Portfolio may also be referred to as “put” options.  A stand-by commitment is not transferable by the Portfolio, although the Portfolio can sell the underlying securities to a third party at any time.

The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it.  When investing in stand-by commitments, the Portfolio will seek to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of Credit Suisse, present minimal credit risks.  In evaluating the creditworthiness of the issuer of a stand-by commitment, Credit Suisse will periodically review relevant financial information concerning the issuer’s assets, liabilities and contingent claims.  The Portfolio acquires stand-by commitments only in order to facilitate portfolio liquidity and does not expect to exercise its rights under stand-by commitments for trading purposes.

The amount payable to the Portfolio upon its exercise of a stand-by commitment is normally (i) the Portfolio’s acquisition cost of the securities (excluding any accrued interest which the Portfolio paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Portfolio owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

The Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration.  However, if necessary or advisable, the Portfolio may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities).  The total amount paid in either manner for outstanding stand-by commitments held in the Portfolio’s portfolio will not exceed 1/2 of 1% of the value of the Portfolio’s total assets calculated immediately after each stand-by commitment is acquired.

The Portfolio would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.  The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities.  Stand-by commitments acquired by the Portfolio would be valued at zero in determining net asset value.  Where the Portfolio paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Portfolio.

The Portfolio will at all times maintain a segregated account with its custodian consisting of cash or liquid securities in an aggregate amount equal to the purchase price of the securities underlying the commitment.  The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of the purchase price.  The Portfolio’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

The Internal Revenue Service (“IRS”) has issued a revenue ruling to the effect that a registered investment company will be treated for federal income tax purposes as the owner of the Municipal Obligations acquired subject to a stand-by commitment and the interest on the Municipal Obligations will be tax-exempt to the Portfolio.

Real Estate Investment Trusts

The Portfolio may invest in real estate investment trusts (“REITs”), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests.  Like regulated investment companies such as the Portfolio, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code.  When the Portfolio invests in a REIT, it will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Portfolio.

Investing in REITs involves certain risks.  A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT.  REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects.  REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act.  REITs are also subject to interest rate risks.

Non-Publicly Traded and Illiquid Securities

The Portfolio may invest up to 15% of its net assets in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, VRDNs and master demand notes providing for settlement upon more than seven days’ notice by the Portfolio, and time deposits maturing in more than seven calendar days.  Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.  Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation.  The Portfolio’s investment in the Subsidiary is considered to be liquid.  The Portfolio’s Subsidiary will also limit its investment in illiquid securities to 15% of its net assets.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days.  Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days.  A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

However, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses.  These securities may be less liquid than publicly traded securities, and the Portfolio may take longer to liquidate these positions than would be the case for publicly traded securities.  Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio.  Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.  The Portfolio’s investment in illiquid securities is subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio’s net assets could be adversely affected.

Rule 144A Securities.  Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public.  Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.  Credit Suisse anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASDAQ Stock Market, Inc.

An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Portfolio’s limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid.  In reaching liquidity decisions, the Board or its delegates may consider, inter alia, the following factors:  (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Portfolio.  The Board has adopted guidelines and delegated to Credit Suisse the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for liquidity determinations.

Credit Default Swap Agreements

The Portfolio may enter into credit default swap agreements either as a buyer or a seller.  The Portfolio may buy a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market.  The Portfolio may sell a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer.

The “buyer” in a credit default swap is obligated to pay the “seller” an upfront payment or a periodic stream of payments over the term of the agreement, provided that no credit event on an underlying reference obligation has occurred.  If a credit event occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation.  As a result of counterparty risk, certain credit default swap agreements may involve greater risks than if the Portfolio had invested in the reference obligation directly.

If the Portfolio is a buyer and no credit event occurs, the cost to the Portfolio is the premium paid with respect to the agreement.  If a credit event occurs, however, the Portfolio may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.  On the other hand, the value of any deliverable obligations paid by the Portfolio to the seller, coupled with the up front or periodic payments previously received by the seller, may be less than the full notional value the seller pays to the Portfolio, resulting in a loss of value to the Portfolio.

If the Portfolio is a seller and no credit event occurs, the Portfolio would generally receive an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years.  If a credit event occurs, however, generally the Portfolio would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.  When a Fund acts as a seller of a credit default swap agreement it is exposed to speculative exposure risk since, if a credit event occurs, the Portfolio may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations of the reference entity.  As a result, the Portfolio bears the entire risk of loss due to a decline in value of a referenced security on a credit default swap it has sold if there is a credit event with respect to the security.  The Portfolio bears the same risk as a buyer of fixed income securities directly.  The Portfolio will sell a credit derivative only with respect to securities in which it would be authorized to invest.

Certain credit default swap agreements may not have liquidity beyond the counterparty to the agreement and may be considered illiquid.  Other credit default swap agreements, however, may be considered liquid.  Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty.  The Portfolio will enter into swap agreements as a buyer only with counterparties that are deemed creditworthy by Credit Suisse.  Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement.  As the seller of a credit default swap, the Portfolio would be subject to investment exposure on the notional amount of the swap.  Accordingly, the Portfolio will segregate liquid investments in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

When the Portfolio buys or sells a credit derivative, the underlying issuer(s) or obligor(s) to the transaction will be treated as an issuer for purposes of complying with the Portfolio’s issuer diversification and industry concentration policies, absent regulatory guidance to the contrary.  The Portfolio may, but is not required to, use credit swaps or any other credit derivative.  There is no assurance that credit derivatives will be available at any time or, if used, that the derivatives will be used successfully.

Borrowing

The Portfolio may borrow up to 33 1/3% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities.  Investments (including roll-overs) will not be made when borrowings exceed 5% of the Portfolio’s net assets.  Although the principal of such borrowings will be fixed, the Portfolio’s assets may change in value during the time the borrowing is outstanding.  The Portfolio expects that some of its borrowings may be made on a secured basis.  In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

Certain types of borrowings by the Portfolio may result in the Portfolio being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters.  It is not anticipated that observance of such covenants would impede Credit Suisse from managing the Portfolio’s portfolio in accordance with the Portfolio’s investment objective(s) and policies.  However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Portfolio to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Cyber Security Risk

As the use of the Internet and other technologies has become more prevalent in the course of business, funds have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Portfolio or its service providers or the issuers of securities in which the Portfolio invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Portfolio does not directly control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.

Non-Diversified Status

The Portfolio is classified as non-diversified within the meaning of the 1940 Act, which means that it is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer.  As a non-diversified investment company, the Portfolio may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities.  To the extent that the Portfolio assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers.

The Portfolio’s investments will be limited, however, in order to qualify as a “regulated investment company” for purposes of the Code.  See “Additional Information Concerning Taxes.”  To qualify, the Portfolio will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer.

Investments in the Subsidiary

The Portfolio may invest up to 25% of its total assets in the shares of its wholly-owned and controlled subsidiary, Credit Suisse Cayman Commodity Fund II, Ltd. (the “Subsidiary”).  Investments in its Subsidiary are expected to provide the Portfolio with exposure to the commodity markets within the limitations of Subchapter M of the Code, as discussed under “Additional Information Concerning Taxes—Special Tax Considerations— Tax Treatment of Commodity-Linked Swaps.”  The Subsidiary is advised by Credit Suisse. The Subsidiary (unlike the Portfolio) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on them. However, the Subsidiary is otherwise generally subject to the same fundamental, non-fundamental and certain other investment restrictions as the Portfolio, including the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary.  The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Portfolio.  The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Portfolio is the sole shareholder of its Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.

The Subsidiary invests primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. Although the Portfolio may enter into these commodity-linked derivative instruments directly, the Portfolio will likely gain exposure to these derivative instruments indirectly by investing in another Credit Suisse Fund or investing in its Subsidiary.  The Subsidiary will also invest in fixed income instruments, some of which are intended to serve as margin or collateral for the Subsidiary’s derivatives positions.

The derivative instruments in which the Portfolio and the Subsidiary primarily intend to invest are instruments linked to one or more commodity indices, or derivative instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts, including swaps on commodity futures. The Portfolio’s or the Subsidiary’s investments in commodity-linked derivative instruments may specify exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the Portfolio’s portfolio may deviate from the returns of any particular commodity index. The Portfolio or the Subsidiary may also over-weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that the Portfolio has greater or lesser exposure to that index than the value of the Portfolio’s net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Such deviations will frequently be the result of temporary market fluctuations, and under normal circumstances the Portfolio will seek to maintain net notional exposure to one or more commodity indices within 5% (plus or minus) of the value of the Portfolio’s net assets. The portion of the Portfolio’s or Subsidiary’s assets exposed to any particular commodity or commodity sector will vary based on market conditions, but from time to time the portion could be substantial. To the extent that the Portfolio invests in the Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities discussed above.

The Subsidiary has an investment management agreement with Credit Suisse pursuant to which Credit Suisse manages the assets of the Subsidiary, but receives no additional compensation for doing so.  The Subsidiary also has entered into a co-administration agreement with Credit Suisse, pursuant to which Credit Suisse provides certain administrative services for the Subsidiary, but receives no additional compensation for doing so.  The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and accounting agent services with the same service providers that provide those services to the Portfolio.

The financial statements of the Subsidiary will be consolidated with the Portfolio’s financial statements, which are included in the Portfolio’s annual and semi-annual reports provided to Portfolio shareholders.  Copies of the reports will be provided without charge upon request as indicated on the front cover of this SAI.

The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in the Prospectus or this SAI, is not subject to all the investor protections of the 1940 Act.  However, the Portfolio wholly owns and controls the Subsidiary, and the Portfolio and the Subsidiary are both managed by Credit Suisse, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. The Trust’s Board of Trustees has oversight responsibility for the investment activities of the Portfolio, including its investment in the Subsidiary, and the Portfolio’s role as sole shareholder of the Subsidiary. As noted above, the Subsidiary will generally be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Portfolio.  In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Prospectus and the SAI and could adversely affect the Portfolio.  For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

INVESTMENT RESTRICTIONS

The following fundamental investment restrictions numbered 1 through 7 may not be changed without the affirmative vote of the holders of a majority of the Portfolio’s outstanding shares.  Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares.  Except as set forth in the Prospectus and this Statement of Additional Information, all other investment policies or practices are considered by the Portfolio not to be fundamental and accordingly may be changed without shareholder approval.  Non-fundamental investment restrictions 8 through 10 may be changed by a vote of the Board at any time.  If a percentage restriction (other than the percentage limitation set forth in No. 1) is adhered to at the time of the investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Fundamental Investment Restrictions

The Portfolio may not:

1.             Borrow money except to the extent permitted under the 1940 Act.

2.             Purchase any securities which would cause 25% or more of the value of the Portfolio’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that (a) there shall be no limit on the purchase of U.S. government securities; (b) 25% or more of the Portfolio’s assets may be indirectly exposed to industries in commodity sectors of an index; and (c) the Portfolio may invest more than 25% of its total assets in instruments (such as structured notes) issued by companies in the financial services sectors (which includes the banking, brokerage and insurance industries).

3.             Make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act.

4.             Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Portfolio’s investment objective, policies and limitations may be deemed to be underwriting.

5.             Purchase or sell real estate, provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts.

6.             Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.  This restriction shall not prevent the Portfolio from purchasing or selling commodity-linked derivative instruments, including but not limited to swap agreements and commodity-linked structured notes, options and futures contracts with respect to indices or individual commodities, or from investing in securities or other instruments backed by physical commodities or by indices.

7.             Issue any senior security except as permitted in these Investment Restrictions.

Non - Fundamental Investment Restrictions

The Portfolio may not:

8.             Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, options on futures contracts, swaps and other derivative instruments.

9.             Invest more than 15% of the value of the Portfolio’s net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations.  For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days, (b) VRDNs and master demand notes providing for settlement upon more than seven days notice by the Portfolio and (c) time deposits maturing in more than seven calendar days shall be considered illiquid securities.

10.          Make additional investments (including roll-overs) if the Portfolio’s borrowings exceed 5% of its net assets.

The Subsidiary will follow the Portfolio’s fundamental and non-fundamental investment restrictions, described above, with respect to its investments.

PORTFOLIO VALUATION

The net asset value (“NAV”) of the Portfolio is determined daily as of the close of regular trading (normally 4 p.m. eastern time) on the NYSE on each day the NYSE is open for business.  As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day,

Thanksgiving Day and Christmas Day.  Please see the Prospectus for a description of the procedures used by the Portfolio and the Subsidiary in valuing their assets.

Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading).  In addition, securities trading in a particular country or countries may not take place on all business days in New York.  Furthermore, trading takes place in various foreign markets on days that are not business days in New York and days on which the Portfolio’s net asset value is not calculated.  As a result, calculation of the Portfolio’s net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.  All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a pricing service approved by the Board at the close of the London Stock Exchange.  If such quotations are not available, the rate of exchange will be determined in good faith by or under the direction of the Board.

PORTFOLIO TRANSACTIONS

Credit Suisse is responsible for establishing, reviewing and, where necessary, modifying the Portfolio’s investment program to achieve its investment objective.  Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal.  Other purchases and sales may be effected on a securities exchange or OTC, depending on where it appears that the best price or execution will be obtained.  The purchase price paid by the Portfolio to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked prices, which includes a dealer’s mark-up or mark-down.  Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions.  On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.  On most foreign exchanges, commissions are generally fixed.  There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up.  U.S. Government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.  No brokerage commissions are typically paid on purchases and sales of U.S. Government securities.

Credit Suisse will select specific portfolio investments and effect transactions for the Portfolio.  In selecting broker-dealers, Credit Suisse does business exclusively with those broker-dealers that, in its judgment, can be expected to provide the best service.  The service has two main aspects:  the execution of buy and sell orders and the provision of research.  In negotiating commissions with broker-dealers, Credit Suisse will pay no more for execution and research services than it considers either, or both together, to be worth.  The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold.  The value of research depends on its usefulness in optimizing portfolio composition and its changes over time.  Commissions for the combination of execution and research services that meet Credit Suisse’s standards may be higher than for execution services alone or for services that fall below Credit Suisse’s standards.  Credit Suisse believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed.  Further, Credit Suisse will receive brokerage or research services only in connection with securities transactions that are consistent with the “safe harbor” provisions of Section 28(e) of the Securities Exchange Act of 1934, (the “1934 Act”), when paying such higher commissions.  Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques, securities ranking services and general research services.  For the fiscal year ended December 31, 2017, the Portfolio did not pay any brokerage commissions to brokers and dealers who provided research services.  Research received from brokers or dealers is supplemental to Credit Suisse’s own research program.

All orders for transactions in securities or options on behalf of the Portfolio are placed by Credit Suisse with broker-dealers that it selects, including Credit Suisse Securities (USA) LLC (“CSSU”) and affiliates of Credit Suisse Group AG.  The Portfolio may utilize CSSU, the Portfolio’s distributor and an affiliate of Credit Suisse, or affiliates of Credit Suisse Group AG in connection with a purchase or sale of securities when Credit Suisse believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

For the fiscal years ended December 31, 2015, 2016 and 2017, the Portfolio did not pay any commissions to broker-dealers for execution of portfolio transactions.

The Portfolio did not pay any commissions to affiliated broker-dealers during the fiscal years ended December 31, 2015, 2016 and 2017.

Investment decisions for the Portfolio concerning specific portfolio securities are made independently from those for other clients advised by Credit Suisse.  Such other investment clients may invest in the same securities as the Portfolio.  When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount in a manner which Credit Suisse believes to be equitable to each client, including the Portfolio.  In some instances, this investment procedure may adversely affect the price paid or received by the Portfolio or the size of the position obtained or sold for the Portfolio.  To the extent permitted by law, Credit Suisse may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other investment clients in order to obtain best execution.

In no instance will portfolio securities be purchased from or sold to Credit Suisse, CSSU or any other affiliated person of such companies except as permitted by SEC exemptive order or by applicable law.  In addition, the Portfolio will not give preference to any institutions with which the Portfolio enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

Transactions for the Portfolio may be effected on foreign securities exchanges.  In transactions for securities not actively traded on a foreign securities exchange, the Portfolio will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere.  Such dealers usually are acting as principal for their own account.  On occasion, securities may be purchased directly from the issuer.  Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions.  Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

The Portfolio may participate, if and when practicable, in bidding for the purchase of securities for the Portfolio’s assets directly from an issuer in order to take advantage of the lower purchase price available to members of such a group.  The Portfolio will engage in this practice, however, only when Credit Suisse, in its sole discretion, believes such practice to be otherwise in the Portfolio’s interest.

The Subsidiary follows the same brokerage practices as does the Portfolio.

As of December 31, 2017, the Portfolio did not hold any securities of its regular brokers or dealers.

PORTFOLIO TURNOVER

The Portfolio does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Portfolio deems it desirable to sell or purchase securities.  The Portfolio’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities.  In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate.

Certain practices that may be employed by the Portfolio could result in high portfolio turnover.  For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold.  In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Credit Suisse believes to be a temporary disparity in the normal yield relationship between the two securities.  These yield disparities may occur for reasons not directly related to the investment quality of particular issuers or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities.  In addition, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold.  To the extent that its portfolio is traded for the short term, the Portfolio will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer’s security instead of long-term investments based on fundamental valuation of securities.  Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held.  Consequently, the annual portfolio turnover rate of the Portfolio may be higher than mutual funds having similar objectives that do not utilize these strategies.

It is not possible to predict the Portfolio’s portfolio turnover rates.  High portfolio turnover rates (100% or more) may result in higher brokerage commissions, higher dealer markups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders.

For the fiscal years ended December 31, 2016 and December 31, 2017, the portfolio turnover rates were 113% and 94%, respectively.

MANAGEMENT OF THE TRUST

The business and affairs of the Trust are managed by the Board in accordance with the laws of the Commonwealth of Massachusetts.  The Board is currently composed of five members, four of whom are Trustees who are not “interested persons” of the Trust as defined in the 1940 Act (“Independent Trustees”).  The Board elects officers who are responsible for the day-to-day operations of the Trust and who execute policies authorized by the Board.  The Board of Trustees is referred to herein as the “Board.”  The Board approves all significant agreements between the Trust on behalf of the Portfolio and the companies that furnish services to the Portfolio, including agreements with the Portfolio’s investment manager, custodian and transfer agent.

The names and years of birth of the Trust’s Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Independent Trustees*

Jeffrey E. Garten c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 Year of Birth: 1946	Trustee, Nominating and Audit Committee Member	Since Portfolio Inception	Dean Emeritus Yale School of Management from July 2015 to present; The Juan Trippe Professor in the Practice of International Trade, Finance and Business, Yale School of Management, from July 2005 to July 2015; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to June 2017	8

Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Director of Miller Buckfire & Co., LLC (financial restructuring); Member of Standard & Poor’s Board of Managers (credit rating agency) from December 2011 to November 2014

Laura A. DeFelice c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 Year of Birth: 1959	Trustee, Nominating and Audit Committee Member	Since 2017	Partner of Acacia Properties LLC (multi-family and commercial real estate ownership and operation) from 2008 to present; Stonegate Advisors LLC (renewable energy and energy efficiency) from 2007 to present.	8	None.

Mahendra R. Gupta c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 Year of Birth: 1956	Trustee, Nominating Committee Member and Audit Committee Chairman	Since 2017	Professor, Washington University in St. Louis from July 1990 to present; Dean of Olin Business School at Washington University in St. Louis from July 2005 to July 2016; Partner, R.J. Mithaiwala (Food manufacturing and retail, India) from March 1977 to present; Partner, F.F.B. Corporation (Agriculture, India) from March 1977 to present; Partner, RPMG Research Corporation (Benchmark research) from July 2001 to present.	8

Director of Caleres Inc. (footwear) from May 2012 to present; Director of Koch Development Corporation (Real Estate Development) from November 2017 to present; Director of Supernova (Fin-tech) from June 2014 to present.

*                 “Independent Trustees” are Trustees who are not “interested persons” of the Trust as defined in the 1940 Act.

(1)         Subject to the Trust’s retirement policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75.

(2)         The Credit Suisse Fund Complex consists of the Trust, Credit Suisse Opportunity Funds and Credit Suisse Commodity Strategy Funds (together, the “open-end fund complex”), Credit Suisse High Yield Bond Fund and Credit Suisse Asset Management Income Fund, Inc.

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor, New York, New York 10022 Year of Birth: 1948	Chairman of the Board of Trustees, Nominating Committee Chairman and Audit Committee Member	Trustee since Portfolio Inception and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Partner of Backstage Acquisition Holdings, LLC (publication job postings) from November 2013 to present	10

Director of iCAD, Inc. (a surgical & medical instruments & apparatus company); Director of Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (each a closed-end investment company); Director of Aberdeen Funds (30 open-end portfolios); Director of Presstek, Inc. (digital imaging technologies company) from 2003 to 2012; Director of Wood Resources, LLC (plywood manufacturing company) from 2003 to October 2013

Interested Trustee

John G. Popp** c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 Year of Birth: 1956	Trustee, Chief Executive Officer and President	Trustee since 2017 Chief Executive Officer and President since 2010	Managing Director of Credit Suisse; Global Head and Chief Investment Officer of the Credit Investments Group; Associated with Credit Suisse or its predecessor since 1997; President and Chief Executive Officer of other Credit Suisse Funds.	10	None

**  Mr. Popp is an “interested person” of the Trust, as defined in the 1940 Act, by virtue of his current position as an officer of Credit Suisse.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office(3) and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Laurie Pecha Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1961	Chief Financial Officer	Since 2016

Director of Credit Suisse since August 2016; Senior Consultant at Spectra Professional Services, LLC from January 2012 to July 2016; Vice President at Legg Mason & Co. March 2007 to December 2011; Officer of other Credit Suisse Funds

Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1966	Chief Compliance Officer	Since Portfolio Inception	Managing Director and Global Head of Compliance of Credit Suisse since January 2010; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds

Lou Anne McInnis Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1959	Chief Legal Officer	Since 2015

Director of Credit Suisse; Counsel at DLA Piper LLP from 2011 to April 2015; Previously, Ms. McInnis was associated with Morgan Stanley Investment Management from 1997 to 2010 Associated with Credit Suisse Group AG since 2015; Officer of other Credit Suisse Funds

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office(3) and Length of Time Served	Principal Occupation(s) During Past Five Years

Karen Regan Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1963	Vice President and Secretary	Since 2010	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds

(3)         Each Officer serves until his or her respective successor has been duly elected and qualified.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity.  Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, Credit Suisse, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees.  A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s business, consulting, public service and/or academic positions; experience from service as a board member of the Portfolio and the other funds in the Fund Complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.  In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that support the conclusion that each person should serve as a Trustee.

Laura A. DeFelice.  Ms. DeFelice has been a Trustee since 2017 of all of the open-end Credit Suisse Funds in the Fund Complex. Ms. DeFelice is the founding principal of two companies, one focusing on multi-family and commercial real estate ownership, leasing and management and the other focusing on renewable energy project development. She has over 25 years of business experience in the financial services industry, including as a law firm partner specializing in structured finance.

Jeffrey E. Garten.   Mr. Garten has been a Trustee since 1998 (except for part of 2000) of all of the open-end Credit Suisse Funds in the Fund Complex.  In addition, he has over 40 years of executive, business and academic experience in the areas of international trade and finance and business management.

Mahendra R. Gupta.  Mr. Gupta has been a Trustee since 2017 and Chairman of the Audit Committee since 2017 of all of the open-end Credit Suisse Funds in the Fund Complex. Mr. Gupta is a Professor at Washington University in St. Louis. He has over 25 years of academic experience as a professor of accounting and management.

John G Popp.  Mr. Popp has been a Trustee since 2017 of all of the open-end Credit Suisse Funds in the Fund Complex. Mr. Popp is a Managing Director of Credit Suisse and Global Head and Chief Investment Officer of the Credit Suisse Credit Investments Group. Mr. Popp has been associated with Credit Suisse since 1997. He has over 30 years of business experience in the financial services industry. Mr. Popp also serves on the board of directors/trustees of the closed-end Credit Suisse Funds.

Steven N. Rappaport.    Mr. Rappaport has been a Trustee since 1999, Chairman of the Board of Trustees since 2005, and Chairman of the Nominating Committee since 2005, of all of the open-end Credit Suisse Funds in the Fund Complex.  In addition, he has over 30 years of business experience in the financial services industry.  Mr. Rappaport also serves on the boards of directors of other registered investment companies, including closed-end funds in the Fund Complex where he has served as Chairman of the Board since March 2012.

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above.

Ownership in Securities of the Trust and Fund Complex

As reported to the Trust, the information in the following table reflects beneficial ownership by the Trustees of certain securities as of December 31, 2017.

Name of Trustee	Dollar Range of Equity Securities in the Trust(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*(1)
Independent Trustees
Laura A. DeFelice	A	D
Jeffrey E. Garten	A	B
Mahendra R. Gupta	A	C
Steven N. Rappaport	A	E
Interested Trustee
John G. Popp	A	E

(1) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

*	Key to Dollar Ranges:
	A.	None
	B.	$1 - $10,000
	C.	$10,001 - $50,000
	D.	$50,001 - $100,000
	E.	Over $100,000

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Portfolio rests with the Board. The Portfolio has engaged Credit Suisse to manage the Portfolio on a day-to day basis.  The Board is responsible for overseeing Credit Suisse and other service providers in the operations of the Portfolio in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board meets in-person at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings.  As described below, the Board has established a Nominating Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.  The Independent Trustees also have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Steven N. Rappaport, an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with Credit Suisse, counsel and other Trustees generally between meetings. The Chairman serves as a key point person for dealings between management and the Trustees.  The Chairman also may perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually.  The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

The Portfolio is subject to a number of risks, including investment, compliance, operational and valuation risks, among others.  Risk oversight forms part of the Board’s general oversight of the Portfolio and is addressed as part of various Board and committee activities.  Day-to-day risk management functions are subsumed within the responsibilities of Credit Suisse and other service providers (depending on the nature of the risk), which carry out the Portfolio’s investment management and business affairs.  Credit Suisse and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Each of Credit Suisse and other service providers have their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models.  The Board recognizes that it is not possible to identify all of the risks that may affect the Portfolio or to develop processes and controls to eliminate or mitigate their occurrence or effects.  As part of its regular oversight of the Portfolio, the Board interacts with and reviews reports from, among others, Credit Suisse, the Portfolio’s Chief Compliance Officer, the Portfolio’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Portfolio and applicable risk controls.  The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees and Meetings of Trustees

The Trust’s Board has an Audit Committee and a Nominating Committee.  The members of the Audit Committee and the Nominating Committee consist of all the Independent Trustees, namely Ms. DeFelice and Messrs. Garten, Gupta and Rappaport.

In accordance with its written charter adopted by the Board, the Audit Committee (a) assists Board oversight of the integrity of the Trust’s financial statements, the independent registered public accounting firm’s qualifications and independence, the Trust’s compliance with legal and regulatory requirements and the performance of the Trust’s independent registered public accounting firm; (b) prepares an audit committee report, if required by the SEC, to be included in the Trust’s annual proxy statement, if any; (c) oversees the scope of the annual audit of the Trust’s financial statements, the quality and objectivity of the Trust’s financial statements, the Trust’s accounting and financial reporting policies and its internal controls; (d) determines the selection, appointment, retention and termination of the Trust’s independent registered public accounting firm, as well as approving the compensation thereof; (e) pre-approves all audit and non-audit services provided to the Trust and certain other persons by such independent registered public accounting firm; and (f) acts as a liaison between the Trust’s independent registered public accounting firm and the full Board.  The Audit Committee met four times during the fiscal year ended December 31, 2017.

In accordance with its written charter adopted by the Board, the Nominating Committee recommends to the Board persons to be nominated by the Board for election at the Trust’s meetings of shareholders, special or annual, if any, or to fill any vacancy on the Board that may arise between shareholder meetings.  The Nominating Committee also makes recommendations with regard to the tenure of Board members and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether such structure is operating effectively.  The Nominating Committee met two times during the fiscal year ended December 31, 2017.

The Nominating Committee will consider for nomination to the Board candidates submitted by the Trust’s shareholders or from other sources it deems appropriate.  Any recommendation should be submitted to the Trust’s Secretary, c/o Credit Suisse Asset Management, LLC, One Madison Avenue, New York, New York 10010.  Any submission should include at a minimum the following information: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of the Trust that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an “interested person” of the Trust (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the Nominating Committee’s discretion, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of trustees in an election contest (even if an election contest is not involved) or is otherwise required pursuant to the rules for proxy materials under the 1934 Act.  If the Trust is holding a shareholder meeting, any such submission, in order to be included in the Trust’s proxy statement, should be made no later than the 120th calendar day before the date the Trust’s proxy statement was released to security holders in connection with the previous year’s annual meeting or, if the Trust has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Trust begins to print and mail its proxy statement.

Effective January 1, 2018, each Trustee who is not a director, trustee, officer or employee of Credit Suisse, State Street Bank and Trust Company (“State Street”), CSSU or any of their affiliates receives an annual retainer of $87,500 for the open-end fund complex for four quarterly meetings and one special meeting and is reimbursed for expenses incurred in connection with his/her attendance at Board meetings.  The Independent Chairman of the open-end fund complex receives an aggregate annual fee of $25,000 and the chairman of the Audit Committee of the open-end fund complex receives an additional $7,500 in the aggregate. Prior to January 1, 2018 each Trustee received an annual retainer of $82,500.

Trustees’ Total Compensation for Fiscal Year Ended December 31, 2017

Name of Trustee	Compensation Received from Portfolio	Total Compensation from All Investment Companies in the Fund Complex	Total Number of Funds for Which Trustee Serves within the Fund Complex
Independent Trustees

Enrique Arzac *	$4,785	$56,682	11

Laura A. DeFelice**	$7,368	$56,000	8

Jeffrey E. Garten	$10,931	$84,500	8

Mahendra R.Gupta**	$7,896	$60,000	8

Steven N. Rappaport	$14,170	$173,500	10

Interested Trustee

John G.Popp**	None	None	10

*                 Mr. Arzac retired as a Trustee of the Trust effective March 14, 2017

**          Ms. DeFelice and Messrs. Gupta and Popp were elected as Trustees of the Trust effective March 14, 2017

As of April 2, 2018, the Trustees and officers of the Trust owned of record less than 1% of the shares of the Portfolio.

Investment Management Agreement

Credit Suisse Asset Management, LLC, One Madison Avenue, New York, New York 10010, is part of the asset management business of Credit Suisse Group AG, one of the world’s leading banks. Credit Suisse Group AG provides its clients with investment banking, private banking and wealth management services worldwide.  The asset management business of Credit Suisse Group AG is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements.

The investment management agreement (the “Management Agreement”) between the Portfolio and Credit Suisse continues in effect from year to year if such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust’s Board or by a majority of the Portfolio’s outstanding voting securities, as defined in the 1940 Act.

Pursuant to the Management Agreement, subject to the supervision and direction of the Board, Credit Suisse is responsible for managing the Portfolio in accordance with the Portfolio’s stated investment objective and policies.  Credit Suisse is responsible for providing investment management services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Portfolio’s assets.  Credit Suisse also provides the Portfolio with certain administrative services under the Management Agreement.  In addition to expenses that Credit Suisse may incur in performing its services under the Management Agreement, Credit Suisse pays the compensation, fees and related expenses of all Trustees who are affiliated persons of Credit Suisse or any of its subsidiaries.

The Portfolio bears certain expenses incurred in its operation, including: investment management and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Independent Trustees; fees of any pricing service employed to value shares of the Portfolio; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Portfolio’s proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Portfolio’s existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and meetings of the shareholders of the Portfolio and of the officers or Board of the Trust; and any extraordinary expenses.

The Portfolio bears all of its own expenses not specifically assumed by Credit Suisse or another service provider to the Portfolio.  General expenses of the Portfolio not readily identifiable as belonging to a particular Portfolio are allocated among all Portfolio by or under the direction of the Trust’s Board in such manner as the Board determines to be fair and accurate.  In addition, as described below under “Organization and Management of Wholly-Owned Subsidiary,” the Subsidiary has entered into separate contracts with Credit Suisse whereby Credit Suisse provides investment management and administrative services, respectively, to the Subsidiary.  Credit Suisse does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services. However, the Portfolio pays Credit Suisse based on the Portfolio’s assets, including the assets invested in the Subsidiary.

The Management Agreement provides that Credit Suisse shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the Agreement relates, except that Credit Suisse shall be liable for a loss resulting from a breach of fiduciary duty by Credit Suisse with respect to the receipt of compensation for services; provided that nothing in the Management Agreement shall be deemed to protect or purport to protect Credit Suisse against any liability to the Portfolio or to shareholders of the Portfolio to which Credit Suisse would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of Credit Suisse’s reckless disregard of its obligations and duties under the Management Agreement.

The Portfolio or Credit Suisse may terminate the Management Agreement on 60 days’ written notice without penalty.  The Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided by Credit Suisse, the Portfolio pays Credit Suisse a fee calculated daily and paid monthly at an annual rate of 0.59% of the Portfolio’s average daily net assets (before any waivers or reimbursements).  Prior to November 15, 2016 (i) pursuant to an investment advisory agreement, the Portfolio paid advisory fees at the annual rate of 0.50% of average daily net assets and (ii) pursuant to a co-administration agreement, the Portfolio paid Credit Suisse co-administration fees at the annual rate of 0.09% of the Portfolio’s average daily net assets.  Pursuant to an expense limitation agreement, Credit Suisse will limit the operating expenses of the Portfolio to 1.05% of the Portfolio’s average daily net assets.  This expense limitation excludes certain expenses, including interest charges on Portfolio borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired portfolio fees and expenses, short sale dividends, and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board). This expense limitation will be in effect at least through May 1, 2019. The Trust is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or expenses were paid by Credit Suisse and the reimbursements do not cause a class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses were paid.  The contract may not be terminated before May 1, 2019. Credit Suisse may also voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by the portfolio.  For the fiscal years ended December 31, 2015, 2016 and 2017, Credit Suisse accrued investment advisory fees and/or management fees, as applicable, of $1,437,959, $1,601,886, $2,175,220, respectively, from the Portfolio, of which $102,268, $72,895 and $210,376, respectively, was waived, for net advisory fees and/or management fees, as applicable, of $1,335,691, $1,528,991 and $1,964,844, respectively.

Administration Agreements

Prior to November 15, 2016, Credit Suisse and State Street Bank and Trust Company (“State Street”) served as co-administrators to the Portfolio pursuant to separate written agreements with the Portfolio (the “Credit Suisse Co-Administration Agreement” and the “State Street Co-Administration Agreement,” respectively).

For services provided by Credit Suisse under the Credit Suisse Co-Administration Agreement, the Portfolio paid Credit Suisse $258,833 and $242,954 for the fiscal years ended December 31, 2015 and 2016, respectively, a fee calculated daily and paid monthly at the annual rate of 0.09% of the Portfolio’s average daily net assets. On November 15, 2016, the Portfolio entered into an Investment Management Agreement which bundled the advisory and administration fees payable to Credit Suisse into a single fee.

For the services provided by State Street under the State Street Co-Administration Agreement, the Portfolio paid State Street a fee calculated in total for all the Credit Suisse Funds, subject to an annual minimum fee, excluding out-of-pocket expenses.  The Portfolio bears its proportionate share of fees payable to State Street in the proportion that its assets bear to the aggregate assets of the Fund Complex at the time of calculation.  The Portfolio paid State Street $54,423, $56,797 and $64,921, respectively, in co-administration fees for the fiscal years ended December 31, 2015, 2016 and 2017, respectively, including out-of-pocket expenses.

State Street has been engaged by the Portfolio to act as the Portfolio’s securities lending agent.  The Portfolio’s securities lending arrangement provides that the Portfolio and State Street will share the income earned from securities lending activities.  Generally, the Portfolio will receive 85% and State Street will receive 15% of the income earned on the investment of cash collateral or any other securities lending income in accordance with the provisions of the securities lending agency agreement.

Organization and Management of Wholly-Owned Subsidiary

The Portfolio intends to gain exposure to commodity markets by investing up to 25% of its total assets in shares of its Subsidiary. The Subsidiary invests primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures.

The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Walkers SPV Limited, Walker House, 190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands.  The Subsidiary’s affairs are overseen by a board of directors consisting of John G. Popp and Mark Barres.  Mr. Popp is an officer of the Trust and of Credit Suisse, and his biography is listed above. Mr. Barres is a Director of Credit Suisse and Chief Operating Officer of the commodities group and the securitized product fund group and has been associated with Credit Suisse or its predecessor since 1985.

The Subsidiary has entered into separate contracts with Credit Suisse whereby Credit Suisse provides investment advisory and administrative services, respectively, to the Subsidiary. Credit Suisse does not receive separate compensation from the Subsidiary for providing it with investment advisory or administrative services. However, the Portfolio pays Credit Suisse based on the Portfolio’s assets, including the assets invested in the Subsidiary. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same or with affiliates of the same service providers that provide those services to the Portfolio.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Portfolio. As a result, Credit Suisse, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Portfolio, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described elsewhere in detail in this SAI. The Portfolio’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Trust’s Board of Trustees regarding the Subsidiary’s compliance with its policies and procedures. The Portfolio and Subsidiary will test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Portfolio.

Please refer to the section in this SAI titled “Additional Information Concerning Taxes” for information about certain tax aspects of the Portfolio’s investment in the Subsidiary.

Portfolio Managers

Portfolio Managers’ Compensation

Credit Suisse’s compensation to the portfolio managers of the Portfolio includes both a fixed base salary component and bonus component.  The discretionary bonus for each portfolio manager is not tied by formula to the performance of any fund or account.  The factors taken into account in determining a portfolio manager’s bonus include the Portfolio’s performance, assets held in the Portfolio and other accounts managed by the portfolio manager, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group AG stock as deferred compensation.  Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.

Like all employees of Credit Suisse, portfolio managers participate in Credit Suisse Group AG’s profit sharing and 401(k) plans.

Potential Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Portfolio’s investments on the one hand and the investments of other accounts on the other.  For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts they advise. In addition, due to differences in the investment strategies or restrictions between the Portfolio and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Portfolio.  Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations.  Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse’s affiliates and accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests. Credit Suisse may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Portfolio Managers’ Ownership of Securities

As reported to the Portfolio, as of December 31, 2017, Messrs. Burton and Louie had no beneficial ownership of shares in the Portfolio. The portfolio managers have no direct investments in the Trust because Portfolio shares cannot be purchased directly but are only available through variable life and annuity contracts or through certain qualified employee benefit plans.

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

As reported to the Portfolio, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by each portfolio manager and the total assets managed within each category as of December 31, 2017.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Christopher Burton*	5	$4,523.8 million	11	$2,555.3 million	8	$1,545.0 million
Nelson Louie*	5	$4,523.8 million	11	$2,555.3 million	8	$1,545.0 million

*      As December 31, 2017, Messrs Louie and Burton manage 2 accounts which have total assets under management of $15.2 million and which have additional fees based on the performance of the accounts.

Code of Ethics

The Trust, Credit Suisse and CSSU have each adopted a written Code of Ethics (the “Code of Ethics”), which permits personnel covered by the Code of Ethics (“Covered Persons”) to invest in securities, including securities that may be purchased or held by the Portfolio.  The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Portfolio; and (4) Covered Persons may not invest in initial public offerings.

The Board reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

Custodian Agreement and Transfer Agency and Service Agreement

State Street acts as the custodian for the Portfolio and also acts as the custodian for the Portfolio’s foreign securities pursuant to a custodian agreement (the “Custodian Agreement”).  Under the Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of the Portfolio, (b) holds and transfers portfolio securities on account of the Portfolio, (c) accepts receipts and makes disbursements of money on behalf of the Portfolio, (d) collects and receives all income and other payments and distributions for the account of the Portfolio’s securities held by it and (e) makes periodic reports to the Trust’s Board concerning the Portfolio’s operations.  With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositaries as sub-custodian on behalf of the Portfolio and to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Portfolio.  For this service to the Portfolio under the Custodian Agreement, State Street receives a fee which is calculated based upon the Portfolio’s average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Portfolio.  The principal business address of State Street is One Lincoln Street, Boston, Massachusetts 02111.

DST Asset Manager Solutions (“DST”), acts as the shareholder servicing, transfer and dividend disbursing agent of the Trust pursuant to a Transfer Agency and Service Agreement, under which DST (i) issues and redeems shares of the Portfolio, (ii) addresses and mails all communications by the Trust to record owners of Portfolio shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent’s operations with respect to the Trust.  DST’s principal business address is 2000 Crown Colony Drive, Quincy, Massachusetts 02169.

Proxy Voting Policy and Procedures

The Portfolio has adopted Credit Suisse’s Proxy Voting Policy and Procedures as its proxy voting policies. The Proxy Voting Policy and Procedures appear as Appendix A to this SAI. The Portfolio files Form N-PX with its complete proxy voting record for the 12 months ended June 30 of each year, not later than August 31 of each year. The Portfolio’s Form N-PX is available (1) without charge and upon request by calling the Portfolio toll-free at 877-870-2874 or by accessing our website at www.credit-suisse.com/us/funds and (2) on the SEC’s website at www.sec.gov.

Disclosure of Portfolio Holdings

The Board has adopted policies and procedures governing the disclosure of information regarding its portfolio holdings.  As a general matter, it is the Portfolio’s policy that no current or potential investor (or its representative) (collectively, the “Investors”) will be provided information on the Portfolio’s portfolio holdings on a preferential basis in advance of the provision of that information to other Investors.  The Portfolio’s policies apply to all of the Portfolio’s service providers that, in the ordinary course of their activities, come into possession of information about the Portfolio’s portfolio holdings.

The Portfolio’s policies and procedures provide that information regarding the Portfolio’s specific security holdings, sector weightings, geographic distribution, issuer allocations and related information, among other things (“Portfolio-Related Information”) will be disclosed to the public only (i) as required by applicable laws, rules or regulations or (ii) pursuant to the Portfolio’s policies and procedures when the disclosure of such information is considered by the Portfolio’s officers to be consistent with the interests of Portfolio shareholders.  In the event of a conflict of interest between the Portfolio, on the one hand, and a service provider or their affiliates on the other hand, relating to the possible disclosure of Portfolio-Related Information, the Portfolio’s officers will seek to resolve any conflict of interest in favor of the Portfolio’s interests.  In the event that the Portfolio’s officer is unable to resolve such conflict, the matter will be referred to the Portfolio’s Audit Committee for resolution.

The Portfolio’s policies further provide that in some instances, it may be appropriate for the Portfolio to selectively disclose its Portfolio-Related Information (e.g., for due diligence purposes to a newly hired adviser or sub-adviser; disclosure to a rating agency; or disclosure to an affiliate to facilitate management of a seed capital investment in the Portfolio). Such affiliate may from time to time hedge all or none of a seed capital investment prior to public dissemination of such information.  Unless the context clearly suggests that the recipient is under a duty of confidentiality, the Portfolio’s officers will condition the receipt of selectively disclosed Portfolio-Related Information upon the receiving party’s agreement to keep such information confidential and to refrain from trading Portfolio shares based on the information.

Neither the Portfolio, Credit Suisse, officers of the Portfolio nor employees of its service providers will receive any compensation in connection with the disclosure of Portfolio-Related Information.  However, the Portfolio reserves the right to charge a nominal processing fee, payable to the Portfolio, to nonshareholders requesting Portfolio-Related Information.  This fee is designed to offset the Portfolio’s costs in disseminating data regarding such information.  All Portfolio-Related Information will be based on information provided by State Street, as the Portfolio’s co-administrator/accounting agent.

Disclosure of Portfolio-Related Information may be authorized only by executive officers of the Portfolio and Credit Suisse.  The Portfolio’s Board is responsible for overseeing the implementation of the policies and procedures governing the disclosure of Portfolio-Related Information and reviews the policies annually for their continued appropriateness.

The Portfolio provides a full list of its holdings as of the end of each calendar month on its website, www.credit-suisse.com/us/funds, approximately 10 business days after the end of each month.  The list of holdings as of the end of each calendar month remains on the website until the list of holdings for the following calendar month is posted to the website.

The Portfolio and Credit Suisse have ongoing arrangements to disclose Portfolio-Related Information to service providers of the Portfolio that require access to this information to perform their duties to the Portfolio.  Set forth below is a list, as of April 1, 2018, of those parties with which Credit Suisse, on behalf of the Portfolio, has authorized ongoing arrangements that include the release of Portfolio-Related Information, as well as the frequency of release under such arrangements and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed.

Recipient	Frequency	Delay before Dissemination

State Street (custodian, accounting agent, co-administrator and securities lending agent)	Daily	None

RiskMetrics Group (formerly Institutional Shareholder Services) (proxy voting service and filing of class action claims)	As necessary	None

Interactive Data Corp. (pricing service)	Daily	None

DST (transfer agent)	As necessary	None

SS&C Technologies Holdings, Inc. (or any of its affiliates) (administrative services to Credit Suisse)	Daily	None

In addition, Portfolio-Related Information may be provided as part of the Portfolio’s ongoing operations to: the Portfolio’s Board; KPMG LLP (“KPMG”), its independent registered public accounting firm; Willkie Farr & Gallagher LLP, counsel to the Portfolio; Drinker Biddle & Reath LLP, counsel to the Portfolio’s Independent Trustees; affiliates of Credit Suisse; broker-dealers in connection with the purchase or sale of Portfolio securities or requests for price quotations or bids on one or more securities; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation, if any.  The entities to which the Portfolio provides Portfolio-Related Information, either by explicit agreement or by virtue of the nature of their duties to the Portfolio, are required to maintain the confidentiality of the information disclosed.

On an ongoing basis, the Portfolio may provide Portfolio-Related Information to third parties, including the following: mutual fund evaluation services; broker-dealers, investment advisers and other financial intermediaries for purposes of their performing due diligence on the Portfolio and not for dissemination of this information to their clients or use of this information to conduct trading for their clients; mutual fund data aggregation services; sponsors of retirement plans that include funds advised by Credit Suisse; and consultants for investors that invest in funds advised by Credit Suisse, provided in each case that the Portfolio has a legitimate business purpose for providing the information and the third party has agreed to keep the information confidential and to refrain from trading based on the information.  The entities that receive this information are listed below, together with the frequency of release and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed:

Recipient	Frequency	Delay before dissemination

Factset	Monthly	2nd business day of following month

Investment Company Institute	Monthly	6th business day of following month

Lipper	Monthly	3rd business day of following month

Morningstar	Monthly	2nd business day of following month

Strategic Insight	Monthly	3rd business day of following month

Thomson Reuters	Monthly	2nd business day of following month

The Portfolio may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the Portfolio.

The ability of the Portfolio and Credit Suisse to effectively monitor compliance by third parties with their confidentiality agreements is limited, and there can be no assurance that the Portfolio’s policies on disclosure of Portfolio-Related Information will protect the Portfolio from the potential misuse of that information by individuals or firms in possession of that information.

Organization of the Trust

The Trust was organized on March 15, 1995 under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust.  The Trust’s Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share.  Shares of one series have been authorized, which constitutes the interests in the Portfolio.  The Board may classify or reclassify any of its shares into one or more additional series without shareholder approval.

Effective May 1, 2001, the Trust was renamed Credit Suisse Warburg Pincus Trust.  On December 12, 2001, the Trust changed its name to Credit Suisse Trust.

When matters are submitted for shareholder vote, shareholders of the Portfolio will have one vote for each full share held and fractional votes for fractional shares held.  There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the members holding office have been elected by shareholders.  Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose.  A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust’s outstanding shares.  Under current law, a participating insurance company (“Participating Insurance Company”) is required to request voting instructions from the owners of separate account variable contracts (“Variable Contracts”) and must vote all Trust shares held in the separate account in proportion to the voting instructions received.  Tax-qualified pension and retirement plans (“Plans”) may or may not pass through voting rights to Plan participants, depending on the terms of the Plan’s governing documents.  For a more complete discussion of voting rights, refer to the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Portfolio.  However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee.  The Declaration of Trust provides for indemnification from the Portfolio’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust.  Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio would be unable to meet its obligations, a possibility that Credit Suisse believes is remote and immaterial.  Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Portfolio.  The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

All shareholders of the Portfolio, upon liquidation, will participate ratably in the Portfolio’s net assets.  Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees.  Shares are transferable but have no preemptive, conversion or subscription rights.

The Trust’s charter authorizes the Portfolio to redeem shares of a class or series held by a shareholder for any reason, subject to applicable law, if the Board determines that doing so is in the best interest of the Portfolio. The circumstances under which the Board may involuntarily redeem shareholders include, but are not be limited to, (a) a decision to discontinue issuance of shares of a particular class or classes of beneficial interest, (b) a decision to combine the assets belonging to, or attributable to shares of a particular class or classes of beneficial interest with those belonging to, or attributable to another class (or classes) of beneficial interest, (c) a decision to sell the assets belonging to, or attributable to a particular class or classes of beneficial interest to another registered investment company in exchange for securities issued by the other registered investment company, or (d) a decision to liquidate the Portfolio or the assets belonging to, or attributable to the particular classes or classes of beneficial interest (subject in each case to any vote of stockholders that may be required by law notwithstanding the foregoing authority granted to the Board).  Redemption proceeds may be paid in cash or in kind. The Portfolio would provide prior notice of any plan to involuntarily redeem shares absent extraordinary circumstances. The exercise of the power granted to the Board under the charter is subject to the Board’s fiduciary obligation to the shareholders and any applicable provisions under the 1940 Act and the rules thereunder.

The Trust’s charter authorizes the Trustees, subject to applicable federal and state law, to reorganize or combine any Portfolio or any of its series or classes into other funds, series or classes without shareholder approval. Before allowing such a transaction to proceed without shareholder approval, the Trustees would have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders’ interest. Any exercise of the Trustees’ authority is subject to applicable requirements of the 1940 Act and Massachusetts law. The Portfolio generally will provide prior notice of any such transaction except in extraordinary circumstances.

Distribution and Shareholder Servicing

Distributor.  CSSU serves as distributor of the Portfolio’s shares.  CSSU offers the Portfolio’s shares on a continuous basis.  CSSU’s principal business address is One Madison Avenue, New York, New York 10010.  CSSU or its affiliates may from time to time pay additional compensation on a one time or ongoing basis to financial representatives in connection with the sale of shares.  CSSU and/or its affiliates have special fee arrangements with certain financial representatives.  CSSU and/or its affiliates may enter into special fee arrangements with other parties from time to time.  Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of a fund on a financial representative’s preferred list of funds or otherwise associated with the financial representative’s marketing and other support activities relating to a fund.  Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of a fund.  On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of a fund during a specific period of time.  Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging.  Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.

In addition to these payments described above, the CSSU or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary’s personnel, and/or entertainment or meals.  These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.  As permitted by applicable law, CSSU or its affiliates may pay or allow other incentives or payments to intermediaries.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of the Portfolio to you instead of shares of funds offered by competing fund families.

Current revenue sharing payments have various structures and typically may be made in one or more of the following forms: asset-based payments, flat fees or minimum aggregate fees.

The Trust has adopted a Distribution Agreement (the “Distribution Agreement”) and a 12b-1 Plan for the shares of the Portfolio, to permit the Trust to compensate CSSU for activities associated with the distribution of these shares.

The 12b-1 Plan provides that a distribution and shareholder servicing fee of 0.25% per year of the average daily net assets of the Portfolio shares will be paid as compensation to CSSU.

With respect to the shares of the Portfolio, CSSU, Credit Suisse or their affiliates may make additional payments out of their own resources to firms offering Portfolio shares for providing administration, subaccounting, transfer agency and/or other services.  Under certain circumstances, the Portfolio may reimburse a portion of these payments.

The 12b-1 Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Board, including a majority of the Independent Trustees who are not interested persons of the Trust or the Portfolio and who have no direct or indirect financial interest in the operation of the 12b-1 Plan (“12b-1 Trustees”).  Any material amendment of the 12b-1 Plan would require the approval of the Board in the same manner.  The 12b-1 Plan may not be amended to increase materially the amount to be spent thereunder without shareholder approval.  The 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the shares of the Portfolio.

Payments by the Portfolio to CSSU under the 12b-1 Plan are not tied exclusively to the distribution expenses actually incurred by CSSU and the payments may exceed the distribution expenses actually incurred.

CSSU provides the Board of the Trust with periodic reports of amounts spent under the 12b-1 Plan and the purposes for which the expenditures were made.

For the fiscal year ended December 31, 2017, the Portfolio paid $921,703 to CSSU under the 12b-1 Plan.

During the fiscal year ended December 31, 2017, CSSU spent the fees paid under the Portfolio’s 12b-1 Plan as follows:

Advertising	$0
Printing and mailing prospectuses for promotional purposes	$259,376
Payments to financial representatives	$912,276
Payments to Service Organizations	$0
People-related and occupancy	$208,730
Other	$1,250

Shareholder Servicing.  The Trust has authorized certain insurance companies (“Service Organizations”) or, if applicable, their designees, to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Portfolio’s pricing on the following business day.  If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses.  The Trust may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order.  Such orders received by the Trust in proper form will be priced at the Portfolio’s net asset value next computed after they are accepted by the Service Organization or its authorized designee.  Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if the Portfolio’s shares are purchased directly from the Trust.

For administration, subaccounting, transfer agency and/or other services, Credit Suisse or its affiliates pay Service Organizations a standard fee of 0.20% of the average annual value of accounts with the Trust maintained by such Service Organizations and/or the value of assets invested in the Portfolio (the “Service Fee”).  Credit Suisse and/or its affiliates may enter into special fee arrangements with other parties from time to time.  Service Organizations may also be paid additional amounts related to marketing costs.  Service Fees may be paid on a one-time or ongoing basis.  The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Portfolio may not be purchased or redeemed by individual investors directly but may be purchased or redeemed only through Variable Contracts offered by separate accounts of Participating Insurance Companies and through Plans, including participant-directed Plans which elect to make the Portfolio an investment option for Plan participants.  The offering price of the Portfolio’s shares is equal to its net asset value per share.

Under the 1940 Act, the Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.  (The Portfolio may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Portfolio may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws.  If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Portfolio is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Portfolio at the beginning of the period.

ADDITIONAL INFORMATION CONCERNING TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding purchase, ownership and disposition of shares of the Portfolio by U.S. persons.  This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Portfolio or to all categories of investors, some of which may be subject to special tax rules.  Current and prospective shareholders are urged to consult the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors and their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Portfolio.  The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

In order to qualify as a regulated investment company, the Portfolio must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income.  The IRS has issued a ruling that causes certain income from commodity-linked swaps, in which the Portfolio may invest in order to gain exposure to the Index, not to be considered qualifying income.  The income the Portfolio derives directly from such commodity-linked swaps or certain other commodity-linked derivatives must be limited to a maximum of 10% of its gross income.  The Portfolio has obtained a private letter ruling from the IRS confirming that the income produced by certain types of commodity-index linked structured notes constitutes qualifying income.  If the Portfolio does not meet the requirements for being a tax-qualified regulated investment company, it will be subject to U.S. federal income tax on its net income and capital gains as a regular corporation and when distributed, that income and capital gain would be taxable to shareholders as an ordinary dividend to the extent of the Portfolio’s earnings and profits.  Further, if the Portfolio should fail to qualify as a regulated investment company, it would be considered a single investment.  This may result in Variable Contracts invested in the Portfolio not being treated as annuity, endowment or life insurance contracts entitled to tax-free treatment under the Code.  If this happened, income and gains produced with respect to those Variable Contracts in the current year and in prior years would be included currently in the Variable Contract holder’s gross income as taxable income and the contract would remain subject to taxation as ordinary income thereafter, even if the Portfolio became adequately diversified.  The rest of this tax section assumes that the commodity-linked derivative instruments in which the Portfolio invests are “securities” within the meaning of the 1940 Act.

The Portfolio intends to invest not more than 25% of its total assets in the Subsidiary.  The Subsidiary may invest without limitation in commodity-linked swaps and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on commodities. The Portfolio anticipates treating income and gain from the Subsidiary and from commodity-linked instruments as qualifying income.  The Portfolio has received a private letter ruling from the IRS confirming that income derived from its investment in the Subsidiary will constitute qualifying income.

The Portfolio

The Portfolio intends to continue to qualify as a regulated investment company under the Code each taxable year.  To so qualify, the Portfolio must, among other things:  (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established security market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (ii) diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year, (a) at least 50% of the market value of the Portfolio’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which the Portfolio owns 20% or more of the voting stock and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in the Portfolio being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the Portfolio will not be subject to U.S. federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least the sum of (i) 90% of the sum of its “investment company taxable income” (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers) plus or minus certain other adjustments) and (ii) 90% of its net tax-exempt interest income for the taxable year is distributed to its shareholders (the “Distribution Requirement”).  The Portfolio will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

The Subsidiary will not be subject to U.S. federal income tax. It will, however, be considered a controlled foreign corporation, and the Portfolio will be required to include as income annually amounts earned by the Subsidiary during that year. Furthermore, the Portfolio will be subject to the Distribution Requirement on such Subsidiary income, whether or not the Subsidiary makes a distribution to the Portfolio during the taxable year. The IRS has proposed regulations that, if finalized in current form, would require that the Subsidiary distribute its annual net profit, if any, to the Portfolio.

In certain situations, the Portfolio may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss then any net long-term or short-term capital loss) realized after October and its late-year ordinary loss (defined as the sum of the excess of post-October foreign currency and PFIC losses over post-October foreign currency PFIC and other “Specified” gains or other post-December ordinary losses over other post-December ordinary income) or if there is such net capital loss, any net short-term or long-term loss until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses.  Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

The Code imposes a 4% nondeductible excise tax on the Portfolio to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year.  For this purpose, however, any income or gain retained by the Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end.  In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year.  The Portfolio anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, the Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the Distribution Requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Portfolio in computing its taxable income.  In addition, in the event of a failure to qualify, the Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as ordinary dividend income.  If the Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company.  In addition, if the Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.  The Portfolio may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets.  If, in any taxable year, the Portfolio fails one of these tests and does not timely cure the failure, the Portfolio will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income.

Further, if the Portfolio should fail to qualify as a regulated investment company, the Portfolio would be considered as a single investment, which may result in Variable Contracts invested in the Portfolio not being treated as annuity, endowment or life insurance contracts under the Code.  All income and gain inside such Variable Contract would be taxed currently to the holder, and the contract would remain subject to taxation as ordinary income thereafter, even if it became adequately diversified.

The Code and Treasury regulations promulgated thereunder require that mutual funds that are offered through insurance company separate accounts meet certain diversification requirements to preserve the tax-deferred benefits provided by the Variable Contracts that are offered in connection with such separate accounts.  If a separate account should fail to comply with the diversification requirements, Variable Contracts invested in a Portfolio would not be treated as annuity, endowment or life insurance contracts under the Code and all income and gain earned in past years and currently inside the contracts would be taxed currently to the holders and would remain subject to taxation as ordinary income thereafter, even if the separate account were to become adequately diversified.  Accordingly, the Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of insurance company separate accounts.  To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, the Portfolio will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days of such last day no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments.  Generally, all securities of the same issuer are treated as a single investment.  For the purposes of Section 817(h), obligations of the United States Treasury and of each U.S. Government agency or instrumentality are treated as securities of separate issuers.  In certain circumstances, each separate account will “look-through” its investment in qualifying regulated investment companies, partnerships or trusts and include its pro rata share of the investment companies’ investments in determining if it satisfies the diversification rules of Section 817(h).  An alternative asset diversification test may be satisfied under certain circumstances.  Failure to satisfy the diversification requirements may be corrected under certain circumstances, but such a correction would require a payment to the IRS based on the tax which the contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the Portfolio did not satisfy the diversification requirements.  Failure to satisfy the diversification requirements may also result in adverse tax consequences for the insurance company issuing the contracts.

As noted above, the Portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if the Portfolio were to sell its shares to other categories of shareholders, the separate accounts may fail to comply with applicable Treasury requirements regarding investor control.  If a separate account should fail to comply with the investor control requirements, the contract owner would be treated as the owner of the Portfolio shares and the contracts invested in the Portfolio would not be treated as annuity, endowment or life insurance contracts under the Code and all income and gain earned in past years and currently inside the contracts would be taxed currently to the holders and would remain subject to taxation as ordinary income thereafter.

Certain tax benefits from the Portfolio’s investments, such as the dividends received deduction, may flow through to the Participating Insurance Companies.

Special Tax Considerations

The following discussion relates to the particular U.S. federal income tax consequences of the investment policies of the Portfolio.

The Portfolio’s short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolio and defer Portfolio losses.  These rules could therefore affect the character, amount and timing of distributions to shareholders.  These provisions also (a) will require the Portfolio to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement or to avoid the federal excise tax.  The Portfolio will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Portfolio as a regulated investment company.

Zero Coupon Securities.  The Portfolio’s investments in zero coupon securities, if any, may create special tax consequences.  Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security’s face value and its purchase price is imputed as income to the Portfolio each year even though the Portfolio receives no cash distribution until maturity.  Under the U.S. federal income tax laws, the Portfolio will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities.  These dividends ordinarily will constitute taxable income to the shareholders of the Portfolio.

Constructive Sales.  The so-called “constructive sale” provisions of the Code apply to activities by the Portfolio that lock in gain on an “appreciated financial position.”  Generally, a “position” is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, an option, or a future or forward contract.  The entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of a stock or debt instrument at a time when the Portfolio holds an offsetting (short) appreciated position in the stock or debt instrument, is treated as a “constructive sale” that gives rise to the immediate recognition of gain (but not loss).  The application of these rules may cause the Portfolio to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

Straddles.  The options transactions that the Portfolio enters into may result in “straddles” for U.S. federal income tax purposes.  The straddle rules of the Code may affect the character of gains and losses realized by the Portfolio.  In addition, losses realized by the

Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Portfolio for the taxable year in which such losses are realized.  Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the required distribution that the Portfolio must make in order to avoid the federal excise tax.  Furthermore, in determining its investment company taxable income and ordinary income, the Portfolio may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle.  The tax consequences to the Portfolio of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Portfolio is uncertain which (if any) of these elections it will make.

Options and Section 1256 Contracts.  If the Portfolio writes a covered put or call option, it generally will not recognize income upon receipt of the option premium.  If the option expires unexercised or is closed on an exchange, the Portfolio generally will recognize short-term capital gain.  If the option is exercised, the premium is included in the consideration received by the Portfolio in determining the capital gain or loss recognized in the resultant sale.  However, the Portfolio’s investments in so-called “section 1256 contracts,” such as certain options transactions as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market, will be subject to special tax rules.  Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (i.e., marked-to-market), regardless of whether a taxpayer’s obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date.  Any gain or loss recognized as a consequence of the year-end marking-to-market of section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of section 1256 contracts during that taxable year.  The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss.  Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the Portfolio for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of section 1256 contracts that the Portfolio continued to hold.  Investors should also note that section 1256 contracts will be treated as having been sold on October 31 in calculating the required distribution that the Portfolio must make to avoid the federal excise tax.

The Portfolio may elect not to have the year-end mark-to-market rule apply to section 1256 contracts that are part of a “mixed straddle” with other investments of the Portfolio that are not section 1256 contracts.

Swaps.  As a result of entering into swap contracts, the Portfolio may make or receive periodic net payments.  The Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction.  Periodic net payments will constitute ordinary income or deductions, while termination of a swap may result in capital gain or loss (which may be a long-term capital gain or loss if the Portfolio has been a party to the swap for more than one year).  With respect to certain types of swaps, the Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

The IRS has issued a ruling that income realized directly from certain types of commodity-linked swaps or certain other commodity-linked derivatives would not be qualifying income. As a result, any income the Portfolio derives from direct investments in such commodity-linked swaps or certain other commodity-linked derivatives must be limited to a maximum of 10% of such Portfolio’s gross income in order for the Portfolio to satisfy this “source of income” requirement.

The Portfolio anticipates treating income and gain from a Subsidiary and from commodity-linked notes as qualifying income. There is a risk that the IRS could assert that the income derived from the Portfolio’s investments in its Subsidiary or in certain commodity-linked structured notes will not be considered qualifying income for purposes of the Portfolio remaining qualified as a RIC for U.S. federal income tax purposes.

Foreign Investments.  Dividends and interest (and in some cases, capital gains) received by the Portfolio from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  The foreign taxes paid by the Portfolio will reduce its return from investments in the Portfolio.

The Portfolio may invest in shares of certain foreign investment entities that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income, and under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over the period during which the Portfolio held the PFIC stock. If the Portfolio acquires such shares, it may be subject to U.S. federal income tax on the portion, if any, of the excess distribution that is allocated to the Portfolio’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Portfolio distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income. If the Portfolio were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Portfolio might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Portfolio, and such amounts would be taken into account by the Portfolio for purposes of satisfying the Distribution Requirement and the federal excise tax distribution requirement.

Alternatively, the Portfolio may make a mark-to-market election for its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income, and mark-to-market losses and any loss from an actual disposition of the Portfolio’s shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. The election must be made separately for the PFIC owned by the Portfolio and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Portfolio could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in the PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Portfolio may have to distribute this “phantom” income and gain to satisfy the Distribution Requirement and to avoid imposition of the 4% excise tax.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Portfolio itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a portfolio that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualifying dividends”.

In the event that the Portfolio were to experience an ownership change as defined under the Code, the Portfolio’s loss carryforwards, if any, may be subject to limitation.

Separately, a 30% withholding tax is currently imposed on U.S.-source dividends interest, and other income items paid and will be imposed on proceeds from the sale of certain property producing U.S.-source dividends or interest paid after December 31, 2018, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners.  To avoid withholding, a foreign financial institution will need to (i) enter into agreements with the IRS regarding providing the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, to comply with due diligence procedures with respect to the identification of U.S. accounts, to report to the IRS certain information with respect to U.S. accounts maintained, to agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and to determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information.  Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

A 3.8% Medicare contribution tax is imposed on net investment income, including, among other things, interest, dividends, taxable annuity payments, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

The Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Variable Contracts and Plans

Because shares of the Portfolio may only be purchased through Variable Contracts and Plans, it is anticipated that dividends and distributions will be exempt from current taxation if left to accumulate within the Variable Contracts or Plans.  For information regarding the tax treatment of distribution from the Variable Contracts and Plans, please see the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL

KPMG LLP (“KPMG”), with principal offices at 345 Park Avenue, New York, New York 10154, served as the independent registered public accounting firm for the Portfolio for the fiscal years ending December 31, 2016 and 2017.  The financial statements that are incorporated by reference into this Statement of Additional Information have been audited by KPMG LLP and included herein in reliance upon a report of such firm of independent auditors given upon their authority as experts in accounting and auditing.

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel for the Trust and provides legal services from time to time for Credit Suisse and CSSU.

MISCELLANEOUS

As of April 2, 2018, the following persons owned of record 5% or more of the Portfolio’s outstanding shares:

NAME AND ADDRESS	PERCENT OWNED AS OF APRIL 2, 2018

Northwestern Mutual Life Insurance Variable Annuity Account B 720 E. Wisconsin Ave Milwaukee, WI 53202-4703	77.02%

Northwestern Mutual Life Insurance Variable Annuity Account A 720 E. Wisconsin Ave Milwaukee, WI 53202-4703	8.88%

IDS Life Insurance Company 222 AXP Financial Center Minneapolis, MN 55474-0001	5.8%

Northwestern Mutual Life Insurance Variable Life Account 720 E. Wisconsin Ave Milwaukee, WI 53202-4703	5.15%

FINANCIAL STATEMENTS

The Portfolio’s audited Annual Report, which either accompanies this SAI or has previously been provided to the investor to whom this SAI is being sent, as relevant to the particular investor, is incorporated herein by reference.  The Portfolio will furnish without charge a copy of the Portfolio’s Annual Report upon request by calling the Portfolio at 1-877-870-2874.

APPENDIX A

CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

Introduction

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its client’s duties of care and loyalty with respect to proxy voting.  The duty of care requires Credit Suisse to monitor corporate events and to vote proxies.  To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds, and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients.  The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies.  The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

The Proxy Voting Committee will consist of a member of a disinterested member of the Portfolio Management Department, a member of the Legal and Compliance Department, a member of the Operations Department (or their designees), and a member of Fund Administration.  The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy.  The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Risk Metrics Group’s ISS Governance Services Unit (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals.  Proxy proposals addressed by the Policy will be voted in accordance with the Policy.  Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS.  Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS.  To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS.  Such recommendation will set forth its basis and rationale.  In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

In the event a Portfolio Manager (“PM”) desires to deviate from the stated voting parameters outlined in the Policy, the PM is required to submit a memo detailing the request and rationale for the deviation to the Chair of the Proxy Voting Committee. The Chair of the Proxy Voting Committee (“Committee”) will convene a meeting where the PM will present their recommendation.  In the event an in person or telephonic meeting cannot be organized, the Chair of the Committee will circulate the PM’s request for an exception to the Proxy Voting Committee for consideration.  .

Should such Policy exception be approved by the Proxy Voting Committee, the Committee will forward the instructions to ISS for processing and will minute the meeting.

Conflicts

Credit Suisse is the part of the asset management business of Credit Suisse, one of the world’s leading banks.  As part of a global, full service investment-bank, broker-dealer, and wealth-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts.  The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue.  In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote.  Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for six years all records relating to proxy voting.

These records include the following:

•                  a copy of the Policy;

•                  a copy of each proxy statement received on behalf of Credit Suisse clients;

•                  a record of each vote cast on behalf of Credit Suisse clients;

•                  a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•                  a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client.  Upon request, Credit Suisse will provide any client with a copy of the Policy.  Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies.  ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion.  ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals.  ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear.  The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.  Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.  Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).  Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis.  Votes may be withheld: from directors who (1) attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis.  Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause.  Generally vote for proposals to restore shareholder ability to remove directors with or without cause.  Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis.  Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold.  Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.  Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees.  Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels.  Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders.  The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy may remain in place.  If the dissidents will not agree, the confidential voting policy may be waived.  Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis.  Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.  Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis.  Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature.

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.  Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis.  Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earn out and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives.  Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company.  Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations.  Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation.  Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest.  Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure.

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action.  Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis.  Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.  Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights.  Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).  Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).  Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.  Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.  Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis.  Generally vote for plans which provide a dollar-for-dollar cash for stock exchange.  Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors.  Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans.  Votes on employee stock purchase plans should be determined on a case-by-case basis.  Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less.  Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive.  Generally vote for proposals to add performance goals to existing compensation plans.  Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis.  Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.  Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.  Generally vote against shareholder proposals requiring director fees be paid in stock only.  Generally vote for shareholder proposals to put option repricings to a shareholder vote.  Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.  Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.  Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 23, 2017

APPENDIX B

DESCRIPTION OF RATINGS

Commercial Paper Ratings

Commercial paper rated A-1 by Standard & Poor’s, a subsidiary of The McGraw-Hill Companies, Inc. (“S&P”) indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation.  Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s Investors Service, Inc. (“Moody’s”).  Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.  Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations.  This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternative liquidity is maintained.

Corporate Bond Ratings

The following summarizes the ratings used by S&P for corporate bonds:

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - This is the lowest investment grade.  Debt rated BBB has an adequate capacity to pay interest and repay principal.  Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB represents a lower degree of speculation than B and C the highest degree of speculation.  While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues.  However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.  The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Additionally, the rating CI is reserved for income bonds on which no interest is being paid.  Such debt is rated between debt rated C and debt rated D.

To provide more detailed indications of credit quality, the ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

D - Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The following summarizes the ratings used by Moody’s for corporate bonds:

Aaa - Bonds that are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of desirable investments.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody’s applies numerical modifiers (1, 2 and 3) with respect to the bonds rated “Aa” through “B”.  The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Caa - Bonds that are rated Caa are of poor standing.  These issues may be in default or present elements of danger may exist with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Short-Term Note Ratings

The following summarizes the two highest ratings used by S&P for short-term notes:

SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

The following summarizes the two highest ratings used by Moody’s for short-term notes and variable rate demand obligations:

MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Municipal Obligations Ratings

The following summarizes the ratings used by S&P for Municipal Obligations:

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - This is the lowest investment grade.  Debt rated BBB has an adequate capacity to pay interest and repay principal.  Although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB represents a lower degree of speculation than B and C the highest degree of speculation.  While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues.  However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.  The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Additionally, the rating CI is reserved for income bonds on which no interest is being paid.  Such debt is rated between debt rated C and debt rated D.

To provide more detailed indications of credit quality, the ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

D - Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The following summarizes the highest four municipal ratings used by Moody’s:

Aaa - Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge.”  Interest payments are protected by a large or exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated as are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of desirable investments.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Note:  Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

Caa - Bonds that are rated Caa are of poor standing.  These issues may be in default or present elements of danger may exist with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

PART C
OTHER INFORMATION

Item 28.                                                  Exhibits

Exhibit No.	Description of Exhibit

a(1)	Declaration of Trust dated March 15, 1995.(1)

(2)	Amendment to Declaration of Trust dated March 31, 1995.(2)

(3)	Amendment to Declaration of Trust dated March 8, 2000.(3)

(4)	Amendment to Declaration of Trust dated March 8, 2000.(3)

(5)	Amendment to Declaration of Trust dated April 3, 2001.(4)

(6)	Designation of Series relating to addition of the Global Post-Venture Capital Portfolio and the Emerging Markets Portfolio dated April 16, 1996.(5)

(7)	Designation of Series relating to addition of Large Cap Value Portfolio dated July 31, 1997.(6)

(8)	Designation of Series relating to addition of Emerging Growth Portfolio dated November 24, 1998.(7)

(9)	Designation of Series relating to addition of the Blue Chip Portfolio and the Small Cap Value Portfolio dated June 25, 2001.(8)

(10)	Certificate of Amendment dated November 7, 2001.(9)

(11)	Certificate and Instrument of Amendment to the Agreement and Declaration of Trust dated June 17, 2002.(10)

(12)	Certificate of Amendment dated June 18, 2003.(11)

(13)	Certificate of Termination dated March 11, 2004.(11)

(14)	Certificate of Amendment dated May 3, 2004.(12)

(15)	Certificate of Amendment dated February 3, 2005.(13)

(16)	Certificate of Amendment dated February 17, 2005.(13)

(17)	Certificate of Termination of High Yield Portfolio and Strategic Small Cap Portfolio dated March 1, 2005.(14)

(18)	Designation of Series relating to addition of Commodity Return Strategy Portfolio dated August 22, 2005.(15)

(19)	Certificate of Amendment dated November 17, 2006.(16)

(20)	Certificate of Termination of Small Cap Core II Portfolio of Credit Suisse Trust dated May 16, 2007.(17)

(21)	Certificate of Amendment dated February 26, 2009.(18)

(22)	Certificate of Termination of U.S. Equity Flex II Portfolio, U.S. Equity Flex III Portfolio and U.S. Equity Flex IV Portfolio dated October 6, 2009.(19)

(23)	Certificate of Termination of International Equity Flex I Portfolio and International Equity Flex II Portfolio dated December 14, 2009.(19)

(24)	Certificate of Amendment of U.S. Equity Flex I Portfolio and International Equity Flex III Portfolio of Credit Suisse Trust dated October 25, 2011.(29)

b(1)	By-Laws as adopted March 15, 1995.(1)

(2)	Amendment to By-Laws dated February 6, 1998.(20)

(3)	Amended By-Laws dated February 5, 2001.(21)

(4)	Amendment to By-Laws dated April 3, 2001.(4)

(5)	Amendment to By-Laws dated December 12, 2001.(9)

(6)	Amended and Restated By-Laws as amended February 12, 2002.(10)

c	Form of Share Certificate.(2)

d(1)	Amended and Restated Investment Management Agreement with Credit Suisse Asset Management, LLC (“CSAM”) dated November 15, 2016. (41)

(2)	Expense Limitation Agreement for the Commodity Return Strategy Portfolio, filed herewith.

e(1)	Distribution Agreement with Credit Suisse Securities (USA) LLC (“CSSU”) dated April 30, 2012.(30)

(2)	Amendment to Distribution Agreement with CSSU dated September 28, 2012.(31)

(3)	Amendment to Distribution Agreement with CSSU dated December 26, 2013.(32)

(4)	Amendment to Distribution Agreement with CSSU dated March 28, 2014.(35)

(5)	Amendment to Distribution Agreement with CSSU dated February 24, 2015.(37)

f	Not applicable.

g(l)	Custodian Agreement with State Street Bank and Trust Company (“State Street”), dated October 20, 2000.(22)

(2)	Amendment to Custodian Agreement with State Street dated April 26, 2001.(8)

(3)	Amendment to Custodian Agreement with State Street dated May 16, 2001.(8)

(4)	Amended Exhibit I to Custodian Agreement with State Street dated May 16, 2001.(8)

(5)	Amendment to Custodian Agreement with State Street dated November 16, 2005.(12)

(6)	Custody Fee Schedule dated February 2007.(23)

(7)	Amendment to Custodian Agreement with State Street dated November 1, 2011.(28)

(8)	Amendment to Custodian Agreement with State Street effective March 30, 2012.(30)

(9)	Amendment to Custodian Agreement with State Street effective September 28, 2012.(31)

(10)	Amendment to Custodian Agreement with State Street effective November 27, 2013.(32)

(11)	Amendment to Custodian Agreement with State Street effective March 30, 2014.(33)

(12)	Amendment to Custodian Agreement with State Street effective February 27, 2015.(38)

h(1)	Co-Administration Agreement with State Street dated March 18, 2002.(24)

(2)	Amendment No. 1 Co-Administration Agreement with State Street dated January 1, 2007.(16)

(3)	Amendment No. 2 to Co-Administration Agreement with State Street dated November 1, 2011.(30)

(4)	Amendment No. 3 to Co-Administration Agreement with State Street dated March 19, 2014.(35)

(5)	Amendment to Co-Administration Agreement with State Street effective March 27, 2012.(30)

(6)	Amendment to Co-Administration Agreement with State Street effective September 28, 2012.(31)

(7)	Amendment to Co-Administration Agreement with State Street effective December 20, 2013.(32)

(8)	Amendment to Co-Administration Agreement with State Street effective March 28, 2014.(35)

(9)	Amendment to Co-Administration Agreement with State Street effective February 27, 2015.(38)

(10)	Form of Participation Agreement 2009.(18)

(11)	Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. (“BFDS”), dated October 1, 2007.(25)

(12)	Amendment to Transfer Agency and Services Agreement with BFDS dated October 1, 2010. (28)

(13)	Amendment to Transfer Agency and Services Agreement with BFDS dated February 10, 2011. (28)

(14)	Amendment to Transfer Agency and Services Agreement with BFDS dated August 17, 2011. (28)

(15)	Amendment to Transfer Agency and Services Agreement with BFDS dated November 1, 2011. (28)

(16)	Amendment to Transfer Agency and Services Agreement with BFDS dated March 28, 2012. (29)

(17)	Amendment to Transfer Agency and Services Amendment with BFDS dated September 27, 2012.(31)

(18)	Amendment to Transfer Agency and Services Amendment with BFDS dated January 6, 2014.(32)

(19)	Amendment to Transfer Agency and Services Amendment with BFDS dated March 28, 2014. (36)

(20)	Amendment to Transfer Agency and Services Amendment with BFDS dated February 28, 2015. (38)

(21)	Amendment to Transfer Agency and Services Amendment with BFDS dated March 2, 2015. (38)

(22)	Combined U.S. Accounting, Administration Fee Schedule Revised June 1, 2009.(26)

(23)	Securities Lending Authorization Agreement with State Street Bank and Trust Company dated March 17, 2004.(18)

(24)	First Amendment to Securities Lending Authorization Agreement dated December 17, 2004.(18)

(25)	Second Amendment to Securities Lending Authorization Agreement dated May 17, 2006.(18)

(26)	Third Amendment to Securities Lending Authorization Agreement dated September 15, 2006.(18)

(27)	Fourth Amendment to Securities Lending Authorization Agreement dated July 16, 2007.(18)

(28)	Fifth Amendment to Securities Lending Authorization Agreement dated August 27, 2007.(18)

(29)	Sixth Amendment to Securities Lending Authorization Agreement dated December 1, 2007.(18)

(30)	Seventh Amendment to the Securities Lending Authorization Agreement dated April 17, 2009. (18)

(31)	Eighth Amendment to the Securities Lending Authorization Agreement dated May 21, 2009. (28)

(32)	Ninth Amendment to the Securities Lending Authorization Agreement dated November 1, 2011.(28)

(33)	Tenth Amendment to the Securities Lending Authorization Agreement dated March 6, 2012. (29)

(34)	Eleventh Amendment to the Securities Lending Authorization Agreement dated October 4, 2012.(31)

(35)	Securities Lending and Services Agreement with State Street Bank and Trust Company dated April 17, 2009.(18)

(36)	Committed Line of Credit Agreement with State Street Bank and Trust Company dated June 10, 2009.(30)

(37)	First Amendment to Committed Line of Credit Agreement dated June 30, 2009.(30)

(38)	Second Amendment to Committed Line of Credit Agreement dated July 17, 2009.(30)

(39)	Third Amendment to Committed Line of Credit Agreement dated June 9, 2010.(30)

(40)	Fourth Amendment to Committed Line of Credit Agreement dated June 8, 2011.(30)

(41)	Fifth Amendment to Committed Line of Credit Agreement dated March 30, 2012.(30)

(42)	Sixth Amendment to Committed Line of Credit Agreement dated June 6, 2012.(30)

(43)	Seventh Amendment to Committed Line of Credit Agreement dated October 19, 2012.(31)

(44)	Eighth Amendment to Committed Line of Credit Agreement dated June 5, 2013.(34)

(45)	Ninth Amendment to Committed Line of Credit Agreement dated June 4, 2014.(36)

(46)	Tenth Amendment to Committed Line of Credit Agreement dated June 3, 2015.(39)

(47)	Eleventh Amendment to Committed Line of Credit Agreement dated March 11, 2016. (40)

(48)	Twelfth Amendment to Committed Line of Credit Agreement dated March 10, 2017.(41)

(49)	Thirteenth Amendment to Committed Line of Credit Agreement dated November 3, 2017, filed herewith.

(50)	Fourteenth Amendment to Committed Line of Credit Agreement dated March 9, 2018, filed herewith.

i(l)	Opinion and Consent of Willkie Farr & Gallagher LLP, counsel to the Trust.(27)

(2)	Opinion and Consent of Sullivan & Worcester LLP, Massachusetts counsel to the Trust.(27)

j(1)	Consent of Independent Registered Public Accounting Firm, filed herewith.

(2)	Powers of Attorney.(41)

k	Not applicable.

l	Purchase Agreement pertaining to the Commodity Return Strategy Portfolio dated January 31, 2006.(12)

m	Plan of Distribution pursuant to Rule 12b-1 pertaining to the Commodity Return Strategy Portfolio dated August 17, 2005.(12)

n	Not applicable.

o	Not applicable.

p	Code of Ethics for Registrant, CSAM and CSSU dated May 23, 2017, filed herewith.

(1)	Incorporated by reference to Registrant’s Registration Statement on Form N-1A, filed on March 17, 1995.

(2)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A, filed on June 14, 1995.

(3)	Incorporated by reference to Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-1A, filed on April 26, 2000.

(4)	Incorporated by reference to Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A, filed on April 25, 2001.

(5)	Incorporated by reference to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A, filed on April 18, 1996.

(6)	Incorporated by reference to Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1A, filed on August 11, 1997.

(7)	Incorporated by reference to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed on April 16, 1999.

(8)	Incorporated by reference to Post-Effective Amendment No. 16 to Registrant’s Registration Statement on Form N-1A, filed on June 29, 2001.

(9)	Incorporated by reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A, filed on April 5, 2002.

(10)	Incorporated by reference to Post-Effective Amendment No. 19 to Registrant’s Registration Statement on Form N-1A, filed on March 31, 2003.

(11)	Incorporated by reference to Post-Effective Amendment No. 20 to Registrant’s Registration Statement on Form N-1A, filed on March 31, 2004.

(12)	Incorporated by reference to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A, filed on April 25, 2006.

(13)	Incorporated by reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A, filed on February 25, 2005.

(14)	Incorporated by reference to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A, filed on April 29, 2005.

(15)	Incorporated by reference to Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A, filed on August 24, 2005.

(16)	Incorporated by reference to Registrant’s Registration Statement on Form N-14 (Securities Act File No. 333-140901), filed on February 27, 2007.

(17)	Incorporated by reference to Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A, filed on April 16, 2008.

(18)	Incorporated by reference to Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A, filed on April 28, 2009.

(19)	Incorporated by reference to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A, filed on February 24, 2010.

(20)

Incorporated by reference; material provisions of this exhibit are substantially similar to those of the corresponding exhibit to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of Credit Suisse Capital Appreciation Fund, filed on February 23, 1998 (Securities Act File No. 33-12344).

(21)

Incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of Credit Suisse Fixed Income Fund, filed on February 27, 2001 (Securities Act File No. 33-12343).

(22)	Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A, filed on November 22, 2000.

(23)	Incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A, filed on April 26, 2007.

(24)

Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Credit Suisse Strategic Small Cap Fund, Inc. filed on May 3, 2002 (Securities Act File No. 333-64554).

(25)

Incorporated by reference to the Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of Credit Suisse Commodity Return Strategy Fund filed on December 21, 2007 (Securities Act File No. 333-116212).

(26)	Incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of Credit Suisse Capital Funds filed on December 23, 2009 (Securities Act File No. 33-03706).

(27)	Incorporated by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A, filed on January 11, 2006.

(28)

Incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A of Credit Suisse Opportunity Funds filed on February 28, 2012 (Securities Act File No. 33-92982).

(29)	Incorporated by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A, filed on April 18, 2012.

(30)	Incorporated by reference to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A of Credit Suisse Opportunity Funds, filed on July 5, 2012 (Securities Act File No. 33-92982).

(31)

Incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A of Credit Suisse Opportunity Funds, filed on February 28, 2013 (Securities Act File No. 33-92982).

(32)

Incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A of Credit Suisse Opportunity Funds, filed on January 14, 2014 (Securities Act File No. 33-92982).

(33)	Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A of Credit Suisse Opportunity Funds, filed on March 28, 2014 (Securities Act File No. 33-92982).

(34)

Incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A of Credit Suisse Opportunity Funds, filed on October 11, 2013 (Securities Act File No. 33-92982).

(35)	Incorporated by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A, filed on April 14, 2014.

(36)

Incorporated by reference to Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A of Credit Suisse Opportunity Funds, filed on November 19, 2014 (Securities Act File No. 33-92982).

(37)

Incorporated by reference to Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A of Credit Suisse Opportunity Funds, filed on February 27, 2015 (Securities Act File No. 33-92982).

(38)	Incorporated by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A, filed on April 16, 2015.

(39)

Incorporated by reference to Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A of Credit Suisse Opportunity Funds, filed on December 28, 2015 (Securities Act File No. 33-92982).

(40)	Incorporated by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A, filed on April 15, 2016.

(41)	Incorporated by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A, filed on April 13, 2017.

Item 29.                                                  Persons Controlled by or Under Common Control with Registrant

From time to time, Credit Suisse Asset Management, LLC (“CSAM”), may be deemed to control the Commodity Return Strategy Portfolio and other registered investment companies it advises through its beneficial ownership of more than 25% of the relevant fund’s shares on behalf of discretionary advisory clients. The Trust through the Commodity Return Strategy Portfolio, a portfolio of the Trust, wholly owns and controls the Credit Suisse Cayman Commodity Fund II Ltd. (“Subsidiary”), a company organized under the laws of the Cayman Islands. The Subsidiary’s financial statements are included, on a consolidated basis, in the Commodity Return Strategy Portfolio’s annual and semi-annual reports to shareholders.

Item 30.                                                  Indemnification

Registrant, and officers and directors of CSAM and Registrant are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. Discussion of this coverage is incorporated by reference to Item 27 of Part C of the Trust’s Registration Statement filed on March 17, 1995 (Securities Act File No. 33-58125).

Item 31.                                                  Business and Other Connections of Investment Adviser

CSAM acts as investment adviser to each Portfolio of the Registrant. CSAM renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 31 of officers and directors of CSAM, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to the Form ADV filed by CSAM (SEC File No. 801-37170).

Item 32.                                                  Principal Underwriter

(a)         CSSU acts as distributor for Registrant, as well as for Credit Suisse Commodity Strategy Funds and Credit Suisse Opportunity Funds.

(b)         For information relating to each director, officer or partner of CSSU, reference is made to Form BD (SEC File No. SEC File No. 8-422) filed by CSSU under the Securities Exchange Act of 1934.

(c)          None.

Item 33.                                                  Location of Accounts and Records

(1)                   Credit Suisse Trust

One Madison Avenue

New York, New York 10010

(Trust’s Declaration of Trust, by-laws and minute books)

(2)                   Credit Suisse Securities (USA) LLC

One Madison Avenue

New York, New York 10010

(records relating to its functions as distributor)

(3)                   Credit Suisse Asset Management, LLC

One Madison Avenue

New York, New York 10010

(records relating to its functions as investment adviser and co-administrator)

(4)                   State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

(records relating to its functions as co-administrator and custodian)

(5)                   DST Asset Manager Solutions

2000 Crown Colony Drive

Quincy, MA 02169

(records relating to its functions as shareholder servicing agent, transfer agent and dividend disbursing agent)

Item 34.                                                  Management Services

Not applicable.

Item 35.                                                  Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 13th day of April, 2018.

CREDIT SUISSE TRUST

By:	/s/ John G. Popp
John G. Popp
Trustee, Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE	TITLE	DATE

/s/ John G. Popp	Trustee, Chief Executive Officer and President	April 13, 2018
John G. Popp

/s/ Laurie Pecha	Chief Financial Officer	April 13, 2018
Laurie Pecha

/s/ Steven N. Rappaport*	Chairman of the Board	April 13, 2018
Steven N. Rappaport

/s/Laura A. DeFelice*	Trustee	April 13, 2018
Laura A. DeFelice

/s/ Jeffrey E. Garten*	Trustee	April 13, 2018
Jeffrey E. Garten

/s/Mahendra R. Gupta*	Trustee	April 13, 2018
Mahendra R. Gupta

*By:	/s/ Karen Regan
Karen Regan, as Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

d(2)	Expense Limitation Agreement for the Commodity Return Strategy Portfolio.

h(49)	Thirteenth Amendment to Committed Line of Credit Agreement dated November 3, 2017.

h(50)	Fourteenth Amendment to Committed Line of Credit Agreement dated March 9, 2018.

j(1)	Consent of Independent Registered Public Accounting Firm.

p	Code of Ethics.